WADDELL & REED ADVISORS FUNDS

Ticker
WADDELL & REED ADVISORS EQUITY FUNDS	Class A	Class B	Class C	Class Y

Waddell & Reed Advisors Accumulative Fund	UNACX	WAABX	WAACX	WAAYX

Waddell & Reed Advisors Asset Strategy Fund	UNASX	WBASX	WCASX	WYASX

Waddell & Reed Advisors Continental Income Fund	UNCIX	WACBX	WACCX	WACYX

Waddell & Reed Advisors Core Investment Fund	UNCMX	UNIBX	WCCIX	UNIYX

Waddell & Reed Advisors Dividend Opportunities Fund	WDVAX	WDVBX	WDVCX	WDVYX

Waddell & Reed Advisors Energy Fund	WEGAX	WEGBX	WEGCX	WEGYX

Waddell & Reed Advisors Global Growth Fund	UNCGX	WAIBX	WAICX	WAIYX

Waddell & Reed Advisors New Concepts Fund	UNECX	UNEBX	WNCCX	UNEYX

Waddell & Reed Advisors Science and Technology Fund	UNSCX	USTBX	WCSTX	USTFX

Waddell & Reed Advisors Small Cap Fund	UNSAX	WRSBX	WSCCX	WRSYX

Waddell & Reed Advisors Tax-Managed Equity Fund	WTEAX	WBTMX	WCTMX	WATMX

Waddell & Reed Advisors Value Fund	WVAAX	WVABX	WVACX	WVAYX

Waddell & Reed Advisors Vanguard Fund	UNVGX	WRVBX	WAVCX	WAVYX

WADDELL & REED ADVISORS FIXED INCOME AND MONEY MARKET FUNDS	Ticker
	Class A	Class B	Class C	Class Y

Waddell & Reed Advisors Bond Fund	UNBDX	WBABX	WCABX	WYABX

Waddell & Reed Advisors Cash Management	UNCXX	WCBXX	WCCXX

Waddell & Reed Advisors Global Bond Fund	UNHHX	WGBBX	WGBCX	WGBYX

Waddell & Reed Advisors Government Securities Fund	UNGVX	WGVBX	WGVCX	WGVYX

Waddell & Reed Advisors High Income Fund	UNHIX	WBHIX	WCHIX	WYHIX

Waddell & Reed Advisors Municipal Bond Fund	UNMBX	WBMBX	WCMBX	WYMBX

Waddell & Reed Advisors Municipal High Income Fund	UMUHX	WBMHX	WCMHX	WAMHX

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

888-WADDELL

January 31, 2017

STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors Funds (Trust) is an open-end management investment company that currently consists of 20 separate series (each, a Fund and collectively, the Funds), which are listed above. This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus dated October 31, 2016, for the Waddell & Reed Advisors Equity Funds or the prospectus dated January 31, 2017, for the Waddell & Reed Advisors Fixed Income and Money Market Funds (collectively, the Prospectus), which may be obtained, without charge, upon request, from the Trust or its underwriter, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

This SAI incorporates by reference certain information that appears in the Funds’ Annual Reports and Semiannual Reports (unaudited), which are delivered to all current shareholders. To obtain a copy of the Funds’ most recent Annual and/or Semiannual Reports, without charge, contact the Trust or Waddell & Reed at the address or telephone number above. Copies of the Annual and/or Semiannual Reports also are available at www.waddell.com.

FUND HISTORY

Waddell & Reed Advisors Funds was organized as a Delaware statutory trust on October 14, 2008. On January 30, 2009, each of the then-existing 21 series of the Trust became the successor to one of 16 Maryland corporations, or to one of the series of one of these Maryland corporations, that comprised the Waddell & Reed Advisors Family of Funds.

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND RESTRICTIONS

Each Fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. Each Fund is an open-end, diversified management investment company and a series of the Trust.

This SAI supplements the information contained in each Prospectus and contains more detailed information about the investment strategies and policies that the Funds’ investment manager, Waddell & Reed Investment Management Company (WRIMCO), may employ and the types of instruments in which a Fund may invest, in pursuit of the Fund’s objective(s). A summary of the risks associated with these instrument types and investment practices is included as well.

Unless otherwise indicated, WRIMCO may buy the types of instruments and use the investment techniques described below, subject to any applicable investment policies and restrictions. WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund’s investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so is in pursuit of a Fund’s objective. See Investment Restrictions for a listing of the fundamental and non-fundamental, or operating, policies.

Recent Market Conditions

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. It is uncertain how long these conditions will continue.

These market conditions have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Department of the Treasury (Treasury), causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Further, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.

Interest rates have been unusually low in recent years in the U.S. and abroad. On December 14, 2016, the Federal Open Market Committee of the Federal Reserve raised the target range for the Federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has signaled additional increases in 2017. Because there is little precedent for this situation, it is difficult to predict the impact of this rate increase and any future rate increases on various markets. An increase in interest rates may impact various markets. In addition, there is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, which is known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to exit the European Union (EU). It is expected that the United Kingdom will invoke article 50 of the Lisbon Treaty to withdraw from the EU in due course, however, there is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise timeframe for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom notifying the European Council that it intends to withdraw from the EU. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

It is impossible to predict the effects of these or similar events in the future on the Funds, though it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of a Fund.

Waddell & Reed Advisors Cash Management (Cash Management)

As a money market fund that uses the amortized cost method of valuing its portfolio securities, Cash Management must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Among the primary conditions under Rule 2a-7, investments, including repurchase agreements, are limited to those that are U.S. dollar-denominated and which WRIMCO, pursuant to guidelines established by the Board of Trustees of the Trust (Board), determines present minimal credit risks. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Fund’s total assets. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days and the Fund must maintain a dollar-weighted average fund maturity that does not exceed 60 calendar days.

Cash Management may invest only in the money market obligations and instruments listed below.

(1) U.S. Government Securities: See the section entitled U.S. Government Securities.

(2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers’ acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation.

A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3) Commercial Paper Obligations Including Floating Rate Securities and Variable Rate Master Demand Notes: Commercial paper that WRIMCO has determined presents minimal credit risks. A floating rate security has an interest rate that changes whenever there is a change in a designated base rate. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4) Corporate Debt Obligations: Corporate debt obligations that WRIMCO has determined present minimal credit risks.

(5) Foreign Obligations and Instruments: Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest in foreign bank obligations, obligations of foreign branches of U.S. banks, obligations guaranteed by a bank or a corporation in whose obligations the Fund may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar-denominated. Investments in obligations of U.S. branches of foreign banks will be considered to be U.S. securities if WRIMCO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal and state chartered or U.S. banks doing business in the same jurisdiction.

(6) Municipal Securities: Municipal securities that WRIMCO has determined present minimal credit risks and are otherwise permissible under Rule 2a-7.

(7) Certain Other Obligations: Obligations other than those listed in (1) through (6) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see (2) above) or a corporation in whose commercial paper the Fund may invest (see (3) above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

The Fund operates as a retail money market fund pursuant to Rule 2a-7. Only accounts beneficially owned by natural persons may be invested in the Fund. In addition, the Fund has adopted policies and procedures that permit it to impose liquidity fees on redemptions or to temporarily suspend redemptions (“gating”) if the Fund’s weekly liquid assets fall below a certain threshold and the Board determines such actions to be in the best interest of the Fund, as described in the Prospectus.

Waddell & Reed Advisors Municipal Bond Fund (Municipal Bond Fund) and Waddell & Reed Advisors Municipal High Income Fund (Municipal High Income Fund) (each, a Municipal Fund)

Municipal Bonds. Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

State and local government authorities and agencies may issue a special type of municipal bond called private activity bonds (PABs). Each Municipal Fund may purchase a PAB only if the interest on it is exempt from Federal income taxation, although such interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT). In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. PABs also are used to finance public facilities such as airports and mass transit systems. The credit quality of PABs usually is directly related to the credit standing of the user of the facilities being financed. Each Municipal Fund may invest an unlimited percentage of its assets in municipal bonds that are PABs.

Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include the following: (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

Neither Municipal Fund has held, or intends to hold, municipal lease obligations directly as a lessor of the property, but each Municipal Fund may from time to time purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives a Municipal Fund a specified, undivided interest in the municipal lease obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance restrictions. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-purchase agreement as its base. See Asset-Backed Securities. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

The Municipal Funds also may invest in municipal notes, which include tax anticipation notes (TANs), revenue anticipation notes (RANs), and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities. Generally, TANs are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. RANs are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. BANs are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the BANs.

WRIMCO and the Municipal Funds rely on the opinion of bond counsel for an issuer of an obligation in determining whether the interest thereon is excludable from gross income for Federal income tax purposes. If the Internal Revenue Service (IRS) or a court holds that the interest on an obligation held by a Municipal Fund is subject to Federal income tax, that Municipal Fund may continue to hold the obligation. If the obligation is sold, a loss might occur upon such sale.

Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds (or unrated bonds of comparable quality as determined by WRIMCO) usually, but not always, have higher yields than similar but higher-rated bonds (or unrated bonds of comparable quality as determined by WRIMCO).

Medium- or lower-rated municipal securities (securities typically rated BBB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by WRIMCO to be of comparable quality) are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by a Municipal Fund and also may limit the ability of a Municipal Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Low-rated securities (securities typically rated BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by WRIMCO to be of comparable quality) (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. The market for low-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for low-rated debt securities, WRIMCO’s research and credit analysis are an especially important part of managing securities of this type held by a Municipal Fund. WRIMCO regularly monitors the issuers of low-rated debt securities in each Municipal Fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Municipal Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder if it determines this to be in the best interest of its shareholders. See Specific Securities and Investment Practices-Low-Rated Securities below.

Now or in the future, a NRSRO may use different rating designations for municipal obligations depending on their maturities on issuance or other characteristics. Credit ratings for individual securities may change from time to time, and, if unrated, Municipal Bond Fund is not required to dispose of any municipal bond if its rating falls below the rating required for its purchase, nor does such a fall in rating affect the amount of unrated municipal bonds which it may buy.

Defensive Strategies and Temporary Investments. To shorten the average maturity of its portfolio, each Municipal Fund may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase. Another reason for buying either these short-term municipal bonds or “taxable obligations” (i.e., obligations, the interest on which is subject to Federal income tax), up to the 20% limitation on taxable obligations described below, during normal circumstances is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as WRIMCO believes a temporary defensive posture should be maintained. When bought during normal market conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

Risks of Certain Types of Municipal Bonds. At any one time, each Municipal Fund may invest significantly in revenue bonds the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Municipal Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. Each Municipal Fund also could have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the lower-rated municipal bonds in which a Municipal Fund seeks to invest may be PABs. As discussed above under Municipal Bonds, the entity responsible for payment of the principal and interest on PABs usually is the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent a Municipal Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry.

For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities also may be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They also may face competition from alternative health care or conventional housing facilities in the private or public sector.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (MSA). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to a Municipal Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual U.S. cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to a Municipal Fund than stand-alone MSA bonds.

Auction Rate Securities. Each Municipal Fund may buy auction rate securities, which are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for a Municipal Fund’s investments in auction rate securities at a time when that Municipal Fund wishes to dispose of such securities.

Limited Investment in Other Securities. All of each Municipal Fund’s invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in certain other securities that are referred to in the Prospectus as taxable obligations, which include, among others, repurchase agreements and certain derivative instruments (see discussion below). Under normal conditions, each Municipal Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its net assets would consist of taxable obligations. However, as a temporary defensive measure, each Municipal Fund may invest up to all of its assets in taxable obligations.

Securities — General

The main types of securities in which the Funds may invest, subject to their respective investment policies and restrictions, include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund may invest in preferred stocks rated in any rating category of the NRSROs or unrated preferred stocks, subject to the Fund’s investment policies and restrictions. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, a Fund will treat unrated securities determined by WRIMCO to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (for example, BBB by S&P and a higher or lower rating by another NRSRO), it is each Fund’s general policy to classify such security at the higher rating level.

While credit ratings are only one factor WRIMCO relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective(s).

The Funds also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, a Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Funds.

Operational Risks

The Funds and their service providers, may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Funds or their investment adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations, which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of WRIMCO, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes, including temporary purposes associated with the Interfund Lending Program discussed below. Interest on money borrowed is an expense a Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

The Funds may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Funds will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a Fund’s initial investment, and the Fund may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they generally do not include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

WRIMCO believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (for example, Bloomberg). However, pursuant to its compliance procedures, WRIMCO may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if WRIMCO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. See Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund (other than Cash Management and the Municipal Funds) may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into U.S. dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because a Fund may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. Each Fund’s share price will reflect the movements of the different markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the

Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate.

The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in WRIMCO’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

WRIMCO considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country’s designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. However, pursuant to its compliance procedures, WRIMCO may request a different country designation under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Some of the risks to which a Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the U.S. dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) repurchase agreements not terminable within seven days;

(2) non-negotiable certificates of deposit (typically those not issued in bearer form) and bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(3) interest-only and principal-only stripped asset-backed securities issued by non-governmental issuers;

(4) swaps, caps, collars and floors;

(5) restricted securities and securities sold in private placements or otherwise not registered under the Securities Act of 1933, as amended (the 1933 Act) (other than Rule 144A securities and Section 4(a)(2) commercial paper, and master demand notes for which principal and accrued interest is payable on demand or within seven days after demand); and

(6) unrated municipal lease obligations.

Generally, a swap, cap, collar or floor will be deemed illiquid to the extent of a Fund’s obligations under the transaction.

Illiquid securities also may include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws), Section 4(a)(2) commercial paper, rated municipal lease obligations and certificates of participation, and interest-only and principal-only stripped mortgage-backed securities that are U.S. government securities. These securities are considered illiquid unless WRIMCO, acting pursuant to guidelines established by the Board, determines they are liquid.

In addition, a Fund considers foreign securities in its portfolio that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

WRIMCO believes that, at times, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund’s investment restriction on illiquid investments. WRIMCO believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

Each Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Subject to the requirements of Rule 2a-7, Cash Management may purchase securities, the value of which vary in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are U.S. dollar-denominated. Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

WRIMCO will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund’s investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities also is difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences (resulting from the recognition of net short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them). The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

Each Fund (other than Cash Management and the Municipal Funds) may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. Funds will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies. Subject to its investment policies and restrictions, a Fund (other than Cash Management and the Municipal Funds) may invest in shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs).

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Fund (other than Cash Management) may invest in exchange-traded funds (ETFs) for various purposes, which may or may not be a registered investment company (i.e., open-end mutual fund). For example, a Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes; provided that such investments are consistent with the Fund’s investment objective(s) as determined by WRIMCO. Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund’s assets to track the return of a particular stock index.

Investments in an ETF that is a registered investment company (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may (but currently does not intend to) make secured loans of portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation. Under a Fund’s securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by WRIMCO throughout the term of the loan.

Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian bank) must be satisfactory to WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights. There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. There also may be risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

Interfund Lending

Pursuant to an exemptive order issued by the SEC, the Funds, together with the Ivy Funds, the Ivy Variable Insurance Portfolios and the InvestEd Portfolios (collectively, the “Funds” only for purposes of this section), will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an Interfund Loan), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Lending Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investments in Chinese Securities

Certain Funds may invest in “A-shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or other similar programs, such as that proposed for the Shenzhen Stock Exchange (collectively these are referred to as Connect Programs).

Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

However, local rules apply, and listed companies that issue A-shares remain subject to the listing requirements in the local market. This means that the Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund’s performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

The Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. Because the relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Program, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there remains no precedent that the applicable courts in China would accept beneficial owners, rather than the nominee, under the Connect Program to pursue claims directly against ChinaClear in China. Therefore, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Trades on these Connect Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. Currently, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements. However, such solution may limit the number of brokers that a Fund may use to execute trades. An enhanced model has also been implemented by the Hong Kong Stock Exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China A-share issuer, its profits may be subject to this limitation. In addition, it currently is not clear whether all accounts managed by the Investment Manager and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that a Fund’s profits may be subject to this limitation.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities. Furthermore, because dividends declared by a Fund will be declared in U.S. dollars and underlying payments received by the Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Also, investing in China carries certain political and economic risks. The value of a Fund’s assets may be adversely affected by inadequate investor protection and changes in Chinese laws or regulations. The Chinese economy may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect market conditions and prices and yields of China A-shares.

Due to strict controls imposed by the Chinese government, a Fund may invest directly in China A-shares by virtue of relying on a Qualified Foreign Institutional Investor (“QFII”) license obtained by WRIMCO and approved by the China Securities Regulatory Commission. In the event a Fund is unable to trade via a Connect Program, the Fund would be restricted to investing in Chinese securities only to the extent of the quota allotted under the QFII license.

Loans and Other Direct Debt Instruments

Loans. Subject to their respective investment policies and restrictions, the Funds may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which a Fund will invest, however, WRIMCO will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

WRIMCO’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that WRIMCO believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, WRIMCO may from time to time come into possession of material, non-public information about the issuers of loans that may be held by a Fund’s portfolio. Possession of such information may in some instances occur despite WRIMCO’s efforts to avoid such possession, but in other instances, WRIMCO may choose to receive such information (for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, WRIMCO’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on WRIMCO’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by WRIMCO may hold other securities issued by borrowers whose floating rate loans may be held by a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, WRIMCO may owe conflicting fiduciary duties to the Fund and other client accounts. WRIMCO will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if WRIMCO’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund seeks to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

A Fund (other than Cash Management) may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. The Fund is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision. In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. A Fund’s investment in listed private equity companies and funds subjects Fund shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by WRIMCO to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund (other than Cash Management) may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by WRIMCO to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Fund’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to their respective investment policies and restrictions, the Funds (other than Cash Management and the Municipal Funds) may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (for example, owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP), which many MLPs are treated as for Federal tax purposes, is “qualifying income” for an entity (such as a Fund) that is a “regulated investment company” for these purposes (RIC).

Please see the section entitled Taxation of the Funds for additional information regarding the tax consequences of a Fund’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the second quarter of 2016, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. However, including payments after the third quarter of 2016, Fannie Mae and Freddie Mac have paid approximately $255.8 billion in aggregate cash dividends (although those payments do not constitute a repayment of their draws). Although Freddie Mac reported a net loss over the first quarter of 2016 of $354 million, neither Fannie Mae nor Freddie Mac has required a draw from the Treasury since the second quarter of 2012. The FHFA has stated that Fannie Mae and Freddie Mac may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by Federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and a Fund may invest in them if WRIMCO determines that such investments are consistent with the Fund’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed. See the section entitled Waddell & Reed Advisors Municipal Bond Fund and Waddell & Reed Advisors Municipal High Income Fund — Municipal Bonds for more information about municipal obligations.

Natural Resources and Physical Commodities

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, WRIMCO will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U. S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, WRIMCO considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be subject to extreme market volatility.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity — in coal, natural gas or crude oil — this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices, while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	cross-commodity arbitrage can negatively impact a Fund’s investments;

•

fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•

fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	environmental restrictions can increase costs of production;

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of a Fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Fund purchases a precious metal or other physical commodity, WRIMCO currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC, a Fund may not derive more than 10% of its yearly gross income from gains (without regard to losses) resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Funds and Subsidiary Investments. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so. Waddell & Reed Advisors Asset Strategy Fund (Asset Strategy Fund) seeks to increase its exposure to commodities, including precious metals, derivatives and commodity-linked instruments, through investments in a wholly-owned and controlled Cayman Islands subsidiary. See Subsidiary Investments below.

The ability of a Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund’s direct investment in precious metals is limited by tax considerations. See Taxation of the Funds.

Options, Futures and Other Derivatives Strategies

General. WRIMCO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of a Fund’s investments.

Generally, each Fund (other than Cash Management) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each Fund (other than Cash Management) is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of WRIMCO.

The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared”.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing. Some swaps are now, and more in the future are expected to be, centrally cleared.

The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016, for the beginning of the phasing in of the initial margin requirements for the firms that are very active in the swaps market, and only about twenty of the largest swap dealers were affected on that date. As of March 1, 2017, variation margin requirements will be applicable to all financial end-users, including the Funds, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020. As of that date, financial end-users with a “material swap exposure” of $8 billion in notional value will be subject to initial margin requirements for uncleared swaps.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Funds. If the rule is adopted as proposed, it could impose new limits on the ability of a Fund to invest or remain invested in derivatives and will impose new asset segregation requirements for a Fund’s derivatives transactions.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund’s ability to pursue its investment strategies.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator under the Commodity Exchange Act (CEA). Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless WRIMCO has registered as a commodity pool operator. WRIMCO in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, WRIMCO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the commodity pool operator rules, to qualify for an exclusion under the amended regulation, the operator of a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict WRIMCO’s ability to use derivatives as part of a Fund’s investment strategies. Although WRIMCO believes that it will be able to execute a Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, a Fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Funds.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, a Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and antimanipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.

In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with a Fund’s objective(s) and permitted by a Fund’s investment policies and restrictions and regulations adopted by applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of certain Financial Instruments depends upon WRIMCO’s ability to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(6) Certain Financial Instruments, including options, futures contracts, combined positions and swaps can create leverage, which may amplify or otherwise increase a Fund’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for the Fund that, in certain circumstances, could exceed the Fund’s net assets and could alter the risk profile of the Fund in unanticipated ways.

(7) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; (v) lower trading volume and liquidity; and (vi) fluctuations in currency values and exchange rates.

Cover. Certain transactions using Financial Instruments expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Fund, as well as any loss of expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take a Fund’s place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Fund’s counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income holdings. If WRIMCO wishes to shorten the average duration of the Fund’s fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund’s fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures commission merchant (FCM) daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It also is possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its respective restrictions, each Fund (other than Cash Management and the Municipal Funds) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used. The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its respective restrictions, each Fund (other than Cash Management and the Municipal Funds) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. The Fund segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity and in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on WRIMCO’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO’s use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

Forward currency contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. The Fund also may be required to pay certain commissions. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

Forward currency contracts in which a Fund may engage also include NDFs. NDFs are cash-settled forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (Settlement Amount) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC, the U.S. commodity interest exchanges and certain non-U.S. exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Funds are not with respect to futures on non-financial commodities) may hold, own or control in many commodities. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current Federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

In October 2011, the CFTC adopted regulations that would have imposed new position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts. On September 28, 2012, the U.S. District Court for the District of Columbia vacated those regulations and remanded the matter to the CFTC for further consideration consistent with the court’s opinion.

In 2013, the CFTC reproposed its position limit regulations with certain modifications. The regulations as reproposed would specify initial spot-month and non-spot-month limits for covered futures, options and swap positions; revise the definition of bona fide hedging for purposes of the hedge exemption set forth in the regulations; create several new exemptions from the limits; define responsibilities of designated contract markets (DCMs) and swap execution facilities (SEFs) for establishing and enforcing position limits and position accountability rules; and establish revised aggregation standards. Since 2013, the CFTC extended comment periods on its proposed rules, held public meetings and issued supplements to its proposals. On December 5, 2016, the CFTC unanimously approved a reproposal of those position limits regulations, under which position limits would be established for 25 core futures contracts, related futures and exchange-traded options contracts, and economically equivalent swaps (collectively, “referenced contracts”). As under the 2013 reproposal, the 2016 version would establish Federal spot month and non-spot month limits for each referenced contract. Exchanges would also be permitted to establish speculative position limits that are more (but not less) restrictive than the Federal requirements, subject to exchange-granted exemptions that would also be consistent with Federal exemptions. The reproposal also yet again revises the definition of “bona fide hedging position.”

Neither of the 2013 or 2016 proposals have been adopted in final form. However, the 2016 reproposal notes that the compliance date for the new position limits requirements, if finalized, would not be earlier than January 2018.

The reproposed regulations are extremely complex and, if ultimately implemented, whether in their current or an alternative form, may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Funds. The full implementation of the Funds’ investment strategies could be negatively impacted by the existing or any future position limits regulations.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments, may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund (other than Cash Management) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Some swaps currently are, and more in the future are expected to be, centrally cleared. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Swaps that are centrally cleared are subject to the creditworthiness of both the FCMs and the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with the FCM in the event of a FCM’s insolvency, as well as the net amount of gains not yet paid by the clearing organization if the FCM breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains it is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Fund will receive, and in a short total return swap, a Fund will pay, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the Federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that, when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Each Fund typically treats the Fund’s obligations under the transaction as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If WRIMCO attempts to use a swap as a hedge against, or as a substitute for, a Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that WRIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by WRIMCO. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Payment-In-Kind Securities

Subject to its investment policies and restrictions, a Fund (other than Cash Management) may invest in payment-in-kind (PIK) securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, a Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.

Real Estate Investment Trust Securities

Subject to its respective investment policies and restrictions, each of the Funds (other than Cash Management and the Municipal Funds) may invest in securities issued by real estate investment trusts (REITs). A REIT is a domestic corporation (or a trust or association otherwise taxable as such for Federal tax purposes) that meets certain requirements of the Internal Revenue Code of 1986, as amended (Code). The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets) and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If a Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund’s shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

Restricted Securities

Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board. See Illiquid Investments.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when WRIMCO believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities. A Fund also may take a minority interest in a privately offered security, which may limit a Fund’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company. A Fund’s Portfolio Manager may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While WRIMCO believes such service will be beneficial to the Fund and its shareholders, a Portfolio Manager’s service as a board member could also create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Each Fund (except Cash Management) may sell securities “short against the box;” provided, however, that the Fund’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the Funds has any present intention to sell securities short in this fashion.

Subsidiary Investments

Asset Strategy Fund has invested, and expects from time to time to continue to invest, in its wholly-owned and controlled subsidiary organized as an exempted company under the laws of the Cayman Islands (Subsidiary). Asset Strategy Fund will not invest in the Subsidiary more than 25% of the value of its total assets as of the end of any quarter of its taxable year. Shares of the Subsidiary will not be sold or offered to other investors. By investing in the Subsidiary, Asset Strategy Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary invests primarily in commodities, including precious metals, derivatives and commodity-linked instruments, as well as fixed-income securities and other investments intended to serve as margin or collateral for any derivative positions, and cash instruments. Unlike Asset Strategy Fund, the Subsidiary may invest without limitation in these instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investments. The Subsidiary otherwise is subject to the same general investment policies and restrictions as Asset Strategy Fund.

The Subsidiary is not registered under the 1940 Act but is subject to certain of the investor protections of the 1940 Act. Asset Strategy Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered to investors in registered investment companies. However, since Asset Strategy Fund wholly owns and controls the Subsidiary and Asset Strategy Fund and the Subsidiary are managed by WRIMCO, it is unlikely that the Subsidiary will take action contrary to the interests of Asset Strategy Fund or its shareholders. The Board has oversight responsibility for the investment activities of Asset Strategy Fund, including its investments in the Subsidiary, and Asset Strategy Fund’s role as sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, WRIMCO will be subject to the same aggregate investment restrictions and operational guidelines that apply to the management of Asset Strategy Fund, except that unlike the Fund, the Subsidiary is able to invest without limit in precious metals, derivatives and commodity related investments. The Subsidiary will not be able to qualify as a RIC.

Changes in the laws of the United States and/or the Cayman Islands, under which Asset Strategy Fund and the Subsidiary, respectively, are organized, could result in the inability of Asset Strategy Fund or the Subsidiary to operate as described in this SAI and could negatively affect Asset Strategy Fund and its shareholders. For example, the government of the Cayman Islands has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Asset Strategy Fund shareholders would likely suffer decreased investment returns.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to principal or interest by the U.S., or by a person controlled or supervised by and acting as an instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Fund (other than Cash Management) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also are generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the

Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enable a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIMCO to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIMCO anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If WRIMCO anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIMCO is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to Federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, a Fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency or a corporation in zero coupon form.

Defensive Purposes

For temporary defensive purposes, each Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which each Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to each Fund’s investment policies and restrictions, a Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes.

Investment Restrictions

Certain of the Funds’ investment restrictions are described in this SAI. Each of the Funds is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect to any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. A Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s voting securities present at the meeting, if more than 50% of the Fund’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1.	The Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.	For each Fund except Waddell & Reed Advisors Energy Fund (Energy Fund), Waddell & Reed Advisors Science and Technology Fund (Science and Technology Fund) and Cash Management:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

For Energy Fund:

Under normal circumstances, Energy Fund will concentrate its investments in the energy industry.

For Science and Technology Fund:

Under normal circumstances, Science and Technology Fund will concentrate its investments in securities of science and technology companies or companies that benefit from the application of science and/or technology.

For Cash Management:

Under normal circumstances, Cash Management will not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

4.	The Fund may not purchase or sell real estate, except that, to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

5.	The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

6.	The Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.	For Municipal Funds:

Under normal circumstances, Municipal Bond Fund will invest at least 80% of its net assets in municipal bonds.

Under normal circumstances, Municipal High Income Fund will invest at least 80% of its net assets in municipal bonds.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to herein as “operating policies”) and may be changed by the Board without shareholder approval:

1.	“Name Rule” investments:

Under normal circumstances, at least 80% of:

•	Waddell & Reed Advisors Bond Fund’s (Bond Fund) net assets, plus any borrowings for investment purposes (referred to in this section as Net Assets), will be invested in bonds.

•	Waddell & Reed Advisors Dividend Opportunities Fund’s (Dividend Opportunities Fund) Net Assets will be invested in dividend-paying equity securities.

•

Energy Fund’s Net Assets will be invested in securities of companies within the energy sector, which includes all aspects of the energy industry, including exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources.

•	Waddell & Reed Advisors Global Bond Fund’s (Global Bond Fund) Net Assets will be invested in bonds.

•

Science and Technology Fund’s Net Assets will be invested in securities of science or technology companies or companies that derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.

•	Waddell & Reed Advisors Small Cap Fund’s (Small Cap Fund) Net Assets will be invested in small capitalization companies.

•	Waddell & Reed Advisors Tax-Managed Equity Fund’s (Tax-Managed Equity Fund) Net Assets will be invested in equity securities.

The Fund will notify its shareholders with written notice at least 60 days prior to a change in its 80% investment policy. None of the Funds currently intend to borrow for investment purposes.

2.	Investment in other investment companies:

Each Fund may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. However, each Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

3.	Investment in illiquid securities:

Each Fund except Cash Management may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

Cash Management may not acquire (i) an illiquid security if, immediately after such acquisition, Cash Management would have invested more than 5% of its total assets in illiquid securities; (ii) any security other than a Daily Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, Cash Management would have invested less than 10% of its total assets in Daily Liquid Assets; or (iii) any security other than a Weekly Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, Cash Management would have invested less than 30% of its total assets in Weekly Liquid Assets.

4.	Investment in debt securities:

Each of Waddell & Reed Advisors Accumulative Fund (Accumulative Fund), Waddell & Reed Advisors Core Investment Fund (Core Investment Fund), Dividend Opportunities Fund, Energy Fund, Waddell & Reed Advisors Global Growth Fund (Global Growth Fund), Waddell & Reed Advisors New Concepts Fund (New Concepts Fund), Small Cap Fund, Tax-Managed Equity Fund, Waddell & Reed Advisors Value Fund (Value Fund), and Waddell & Reed Advisors Vanguard Fund (Vanguard Fund) does not intend to invest more than 10% of its total assets in non-investment grade debt securities.

Asset Strategy Fund may not invest more than 35% of its total assets in non-investment grade debt securities.

Each of Bond Fund, Waddell & Reed Advisors Continental Income Fund (Continental Income Fund) and Science and Technology Fund may not invest more than 20% of its total assets in non-investment grade debt securities.

Under normal circumstances, at least 65% of Municipal High Income Fund’s total assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 65% of its total assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and WRIMCO believes that the higher yields do not justify the increased risk and/or when, in WRIMCO’s opinion, there is a lack of medium- and lower-quality issues in which to invest.

5.	Investment in foreign securities:

Bond Fund may not invest more than 20% of its total assets in foreign securities.

Each of Accumulative Fund, Continental Income Fund, Core Investment Fund, Dividend Opportunities Fund, New Concepts Fund, Small Cap Fund, Tax-Managed Equity Fund, Value Fund and Vanguard Fund may not invest more than 25% of its total assets in foreign securities.

Each of Waddell & Reed Advisors Government Securities Fund (Government Securities Fund), Municipal Bond Fund and Municipal High Income Fund may not invest in foreign securities.

6.	Investment in Financial Instruments:

Each Fund except Cash Management may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

Cash Management will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

7.	Short Sales:

Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Diversification:

For each Fund, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The method of determining who is an issuer for purposes of the 5% limitation above for Municipal Bond Fund and Municipal High Income Fund is non-fundamental. In particular, in applying this limitation:

(a)	For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

(b)	For PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

(c)	A guarantee of a municipal bond is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund’s total assets.

Cash Management may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to 3 business days after the purchase. The Fund may rely on this exception only as to one issuer at a time.

9.	Other Current Restrictions:

Municipal Bond Fund does not intend to purchase PABs that finance facilities (other than utilities) of nongovernmental users if, as a result, more than 25% of its total assets would be invested in issuers in any one industry.

Municipal High Income Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

All Funds. An investment policy or restriction that states a maximum percentage of a Fund’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, a Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and restrictions.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for the Waddell & Reed Advisors Equity Funds for the fiscal years ended on the dates shown were:

	June 30, 2016	June 30, 2015
Accumulative Fund	102%	113%
Asset Strategy Fund	64%	69%
Continental Income Fund	51%	38%
Core Investment Fund	52%	64%
Dividend Opportunities Fund	40%	40%
Energy Fund	47%	24%
Global Growth Fund	44%	72%
New Concepts Fund	40%	33%
Science and Technology Fund	9%	29%
Small Cap Fund	42%	42%
Tax-Managed Equity Fund	39%	43%
Value Fund	50%	80%
Vanguard Fund	46%	36%

It is anticipated that the annual turnover rate for Tax-Managed Equity Fund generally will be lower than that of most other equity mutual funds, except to the extent the Fund sells securities in order to generate capital losses to offset realized capital gains. Selling securities to generate capital losses will increase the Fund’s turnover rate and result in more transaction costs incurred by the Fund.

The portfolio turnover rates for the Waddell & Reed Advisors Fixed Income Funds for the fiscal years ended on the dates shown were:

	September 30, 2016	September 30, 2015
Bond Fund	88%	58%
Global Bond Fund	16%	16%
Government Securities Fund	43%	63%
High Income Fund	38%	43%
Municipal Bond Fund	5%	9%
Municipal High Income Fund	4%	7%

In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be borne by a Fund and could increase realized capital gains or losses (the excess of such gains over such losses being taxable to shareholders when distributed to them).

Policy on Disclosure of Portfolio Holdings (Disclosure Policy)

The Disclosure Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Disclosure Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not already publicly disclosed.

Publicly Available Information

A Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the next day following the day such information is posted on the internet at www.waddell.com. This information may be a Fund’s complete portfolio holdings disclosed in the Fund’s Annual or Semiannual Reports and filed with the SEC on Form N-CSR or in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q. Fund holdings and other information filed with the SEC may be viewed on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090. This information also may be a partial listing, such as a Fund’s top ten portfolio holdings posted monthly on the internet at www.waddell.com.

Information concerning Cash Management’s portfolio holdings is posted at www.waddell.com, five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, information concerning Cash Management’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

Exceptions

Attribution reports containing only sector and/or industry breakdowns for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

Holdings may be discussed generally by the Fund’s portfolio manager(s) with third-party broker-dealers that offer and sell shares of the Fund during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy. The Disclosure Policy does not apply to communications with broker/dealers regarding specific securities that are in the process of being traded or communications to broker/dealers regarding potential trades of securities.

Existing Clients/Shareholders/Requests for Proposal (RFP) and Brokers (each, a Third-Party Recipient)

A Fund’s portfolio holdings (either month-end or quarter-end) may be released upon the specific request of a Third-Party Recipient, on the 15th day after month-end or quarter-end, provided that:

1.	The individual receiving the request, in conjunction with WRIMCO’s legal department or the Funds’ Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;

2.	The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) should be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Fund, and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and

3.	No compensation is received by the Funds, WRIMCO or any other party in connection with the disclosure of information about the portfolio holdings.

A Fund may release its portfolio holdings to the sponsor of a model portfolio product on a more frequent basis than described above only when the Fund has first entered into an agreement with the recipient that requires the recipient to agree in substance to the terms and conditions set forth below:

The recipient shall:

•

agree to use portfolio information only for its own internal analytical purposes in connection with the compilation of Fund data, the development of investment models or risk analysis, and the determination of the eligibility of the Fund for the recipient’s “model portfolios;”

•	agree that it will not disclose, distribute or publish the portfolio information that it receives from the Fund, including to any of its clients;

•

represent that it will not disclose the portfolio information to any person or entity within its organization other than personnel who are authorized to receive such information in connection with the compilation of Fund data and the development of “model portfolios;”

•	agree that it, its officers, employees, agents and representatives have a duty to treat the portfolio information as confidential and not to trade securities based on such information;

•	agree that it may not, and must take steps to ensure that all of its employees with access to such information do not, invest directly in the Fund for which such confidential information is supplied;

•

agree that it may not distribute portfolio information to any agent or subcontractor unless such agent or subcontractor has entered into a substantially similar agreement of confidentiality and has adopted and agrees to maintain policies and procedures designed to ensure that the information is kept confidential; and

•

agree to maintain policies and procedures designed to ensure that the portfolio information provided by the Fund is kept confidential and that its officers, agents and representatives do not trade securities based on such information.

Lipper, Morningstar and Other Service Organizations

Each Fund may provide its holdings to Lipper, Morningstar and similar service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Fund; and (3) will not be used as the basis to engage in market timing activity in any of the Funds.

In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, WRIMCO’s legal department or the Funds’ CCO typically will consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or Waddell & Reed or its affiliates.

As part of the annual review of the Trust’s compliance policies and procedures, the Funds’ CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Funds’ portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

The Bank of New York Mellon

K&L Gates LLP

Stradley Ronon Stevens & Young, LLP

Deloitte & Touche LLP

Waddell & Reed Investment Management Company

WI Services Company

Waddell & Reed, Inc.

Interactive Data Corporation

FactSet Research Systems, Inc.

Investment Technology Group, Inc.

Investortools, Inc.

BarraOne

Sylvan

Wolters Kluwer

Markit

SuperDerivatives

Rust Consulting

Pursuant to a custodian contract, the Trust has selected The Bank of New York Mellon as custodian for each Fund’s securities and cash. As custodian, The Bank of New York Mellon maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian and serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg

Ibbotson

Informa Investment Solutions

Risk Metrics Group

Lipper

Moody’s

Morningstar

Standard & Poor’s

Thomson | Reuters | Corporation

Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and/or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities

AdCap Securities, LLC

Alamo Capital

Bank of America Merrill Lynch

Barclays Capital

Berenberg Capital Markets, LLC

Blaylock Beal Van LLC

BMO Capital Markets

Buckingham Research

Canaccord Genuity

Cantor Fitzgerald

Castle Oak LP

CIMB Securities, Inc.

Citigroup Global Markets

Cleveland Research Company, LLC

Cornerstone Macro LLC

Cowen & Company

Craig Hallum Capital Group, LLC

Credit Suisse LLC

Crews & Associates, Inc.

CRT Capital Group, LLC

D.A. Davidson & Co.

Daiwa Capital Markets

Deutsche Bank Securities, Inc.

Dougherty & Company

Exane, Inc.

Falcon Square Capital

First Analysis Securities Corp.

First Southern Securities

FTN Financial Capital Markets

George K. Baum & Company

Goldman Sachs & Co.

Handelsbanken Markets

Helvea, Inc.

Hilltop Securities

INTL FC Stone Partners

Investec Securities, LLC

Janey Montgomery Scott

Jefferies & Company

JMP Securities, LLC

JP Morgan Securities, LLC

Key Banc Capital Markets

Macquarie Group

Mitsubishi Securities (USA), Inc.

Morgan Stanley & Co., Inc.

Needham & Company

Noble Financial

Oppenheimer

Pacific Crest Securities, Inc.

Piper Jaffray & Co.

Prager & Co., LLC

Raymond James

Redburn Partners

Robert Baird & Co., Inc.

Samco Capital Markets, Inc.

Samuel A. Ramirez, Inc. (Ramirez & Company)

Sanford C. Bernstein, LLC

Seaport Holdings Group

Sidoti & Company, LLC

SMBC Nikko

Stephens, Inc.

Sterne Agee and Leach

Stifel, Nicolaus & Co.

SunTrust Investments Services, Inc.

Susquehanna (SIG)

Telsey Advisors Group LLC

UBS Investment Bank

US Bancorp

US Capital Advisors

Vermilion Capital Management

W.H. Mell & Associates

Wedbush Securities

Wells Fargo

William Blair & Co.

William O’Neil & Company

Consultants and Broker Platforms

Vermilion Capital Management

Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund and/or, to one or more of the consultants and/or broker platforms listed above for the purpose of reviewing and recommending the Fund as possible investments for their clientele. No compensation is received from these entities by the Fund, WRIMCO or its affiliates, and portfolio holdings information will only be provided for legitimate business purposes.

Each Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by its Board, which currently is composed of ten individuals. The Board is responsible for the overall management of the Trust and the Funds, which includes general oversight and review of the Funds’ investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Nine members of the Board are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested Board member of the Trust (an Interested Trustee, and collectively with the Independent Trustees, the Trustees). An interested person of the Trust includes any person who is otherwise affiliated with the Trust or a service provider to the Trust, such as WRIMCO, the Funds’ investment adviser, or Waddell & Reed, the Funds’ underwriter. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Funds’ shareholders.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes four standing committees, the Audit Committee, the Investment Oversight Committee, the Governance Committee and the Executive Committee, and one non-standing committee, the Special Dilution & Distribution Committee, each of which (other than the Executive Committee) is comprised solely of Independent Trustees. The Board periodically evaluates its structure and composition, as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees and the Board’s responsibilities.

The Trust is comprised of 20 portfolios. The Trust is part of the Advisors Fund Complex, which is comprised of the Trust, 29 portfolios within the Ivy Variable Insurance Portfolios and 3 portfolios within the InvestEd Portfolios. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Advisors Fund Complex, Ivy Funds, the Ivy NextShares and Ivy High Income Opportunities Fund (a closed-end fund) (IVH). Each member of the Board also is a member of the Board of Trustees of the Ivy Funds, Ivy NextShares, IVH, Ivy Variable Insurance Portfolios and Ivy InvestEd Portfolios.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA* 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2008 Advisors Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)	95	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007-2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee, Ivy Funds (2002 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
James M. Concannon* 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2008 Advisors Fund Complex: 1997	Professor of Law, Washburn University School of Law (1973 to present)	95	Director, Kansas Legal Services for Prisoners, Inc.; Director, US Alliance Corp. (2009 to present); Trustee, Ivy Funds (2017 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
John A. Dillingham* 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2008 Advisors Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	95	Former Advisory Director, UMB Northland Board (financial services) (1995-2012); former President (2005-2007), and current trustee Liberty Memorial Association (WW1 National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present); former founding Member and Trustee (until 2012), CGSC Foundation (government); former founding Chair and current Chairman, Kansas City Municipal Assistance Corporation (bond issuance); Trustee, Ivy Funds (2017 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2017 Advisors Fund Complex: 2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	95	Trustee, Ivy Funds (2008 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
Joseph Harroz, Jr.* 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2008 Advisors Fund Complex: 1998 Trust: 2015 Advisors Fund Complex: 2015	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008-2010); Adjunct Professor, University of Oklahoma Law School (1997-2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	95	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (39 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Independent Chairman and Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2017 Advisors Fund Complex: 2017	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisition law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	95	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Trustee, Ivy Funds (2008 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
Frank J. Ross, Jr.* Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2008 Advisors Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	95	Director, American Red Cross (community service) (2003-2010); Trustee, Ivy Funds (2017 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Trust: 2017 Advisors Fund Complex: 2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	95	Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (29 portfolios overseen) (2003-2016); Director, d-bx Target Date Funds (2007-2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Ivy Funds (2008 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2017 Advisors Fund Complex: 2017	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	95	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Ivy Funds (2008 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

*	Each noted Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex (each, a Predecessor Fund).

Interested Trustee

Mr. Herrmann is “interested” by virtue of his former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including each Fund’s investment manager, WRIMCO, each Fund’s principal underwriter, Waddell & Reed, and each Fund’s shareholder servicing and accounting services agent, WISC, as well as by virtue of his personal ownership of shares of WDR.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE/ OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2008 Advisors Fund Complex: 1998	Retired; Current Chairman of WDR (January 2010 to present); Formerly, CEO of WDR (2005- August 2016); President, CEO and Chairman of WRIMCO (1993-August 2016); President, CEO and Chairman of IICO (2002-August 2016)	95	Director of WDR (1998 to present); Trustee, Ivy Funds (1998 to present) (39 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City (2007 to present)

*	The Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the Predecessor Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Jarold W. Boettcher: Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher has multiple years of service as a Trustee of the Trust. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Trust.

James M. Concannon: Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Advisors Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee to the Trust.

John A. Dillingham: Mr. Dillingham has experience overseeing and managing privately held businesses. He has served on the boards and as chairman of municipal financing agencies and on the boards of numerous non-profit organizations. He has multiple years of service as a Trustee to the Advisors Fund Complex. The Board concluded that Mr. Dillingham is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust.

James D. Gressett: Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to other funds within the Fund Complex.

Joseph Harroz, Jr.: Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee and also serves as a board member to another mutual fund complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trust.

Henry J. Herrmann: Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Trust.

Glendon E. Johnson, Jr.: Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to other funds within the Fund Complex.

Frank J. Ross, Jr.: Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Trust. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust.

Michael G. Smith: Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to other funds within the Fund Complex.

Edward M. Tighe: Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to other funds within the Fund Complex.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF ADVISORS FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of WRIMCO and IICO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of WRIMCO and IICO (August 2010 to present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF ADVISORS FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2016	Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of WRIMCO and IICO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004-2014); Senior Vice President, Secretary and Associate General Counsel of WRIMCO and IICO (2007-2014); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Fund Complex (2014-2016); Secretary for each of the funds in the Fund Complex (2016 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2008 2008 2008 2008	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of WRSCO (2007 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of WRIMCO and IICO (2006 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President of Waddell & Reed and Ivy Distributors, Inc. (IDI) (2017 to present); Vice President of Waddell & Reed and IDI (2010-2016)

*	This is the date when the officer first became an officer of one or more of the Predecessor Funds (if applicable).
**	Mr. Sanders was Vice President of the Trust from 2006, and of the Advisors Fund Complex from 1998, until his appointment as President in August 2016.

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee, and Governance Committee. In addition, the Board has established a Special Dilution & Distribution Committee.

Mr. Harroz is an ex officio member of each committee of the Board. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of WRIMCO and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher, James M. Concannon, John A. Dillingham and James D. Gressett. During the fiscal year ended September 30, 2016, the Audit Committee met four times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), John A. Dillingham and Glendon E. Johnson, Jr. During the fiscal year ended September 30, 2016, the Executive Committee did not meet.

Investment Oversight Committee. The Investment Oversight Committee reviews, among other things, the investment performance of the Funds, any proposed changes to the Funds’ investment policies, and the Funds’ market trading activities and portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), Jarold W. Boettcher and James M. Concannon. The Investment Oversight Committee was formed on January 1, 2017, and, therefore, was not in operation during the fiscal year ended September 30, 2016.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Frank J. Ross, Jr. (Chair), John A. Dillingham, James D. Gressett and Glendon E. Johnson, Jr. During the fiscal year ended September 30, 2016, the Governance Committee met two times.

Special Dilution & Distribution Committee. The Special Dilution & Distribution Committee was established to assist and advise the Independent Trustees with respect to dilution and distribution matters relating to a prior regulatory settlement involving W&R. The Special Dilution & Distribution Committee consists of Joseph Harroz, Jr. (Chair), Jarold W. Boettcher and James M. Concannon. During the fiscal year ended September 30, 2016, the Special Dilution & Distribution Committee met one time.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Philip J. Sanders. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or on an as-needed) basis for its review and approval.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, WRIMCO and other service providers to the Trust have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons.

Senior officers of the Trust, senior officers of WRIMCO, Waddell & Reed and WISC (collectively, “W&R”), and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from WRIMCO with respect to the investments and securities trading of the Funds, reports from management personnel regarding valuation procedures and reports from management’s Valuation Committee regarding the valuation of particular securities. In addition to regular reports from W&R, the Board also receives reports regarding other service providers to the Trust, either directly or through W&R or the Trust’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Trust’s CCO regarding the effectiveness of the Trust’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from W&R in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with W&R and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of W&R also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. W&R compliance and internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO to discuss matters relating to the Trust’s compliance program.

Ownership of Fund Shares

(as of December 31, 2016)

The following tables provide information regarding shares of the Funds beneficially owned by each Trustee of the Advisors Fund Complex, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Trustee, of funds within the Advisors Fund Complex. An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Advisors Fund Complex. The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.

Independent Trustees*

	Dollar Range of Fund Shares Owned:
Trustee	Accumulative Fund	Asset Strategy Fund	Bond Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	over $100,000	$0
John A. Dillingham	$0	$0	$10,001 to $50,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$50,001 to $100,000	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$1 to $10,000	$50,001 to $100,000	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Cash Management	Continental Income Fund	Core Investment Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	over $100,000
John A. Dillingham	$10,001 to $50,000	$10,001 to $50,000	$50,001 to $100,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	over $100,000	over $100,000
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$0	$10,001 to $50,000	$10,001 to $50,000
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Dividend Opportunities Fund	Energy Fund	Global Bond Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$10,001 to $50,000	$0
John A. Dillingham	$10,001 to $50,000	$10,001 to $50,000	$1 to $10,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$10,001 to $50,000	over $100,000	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$50,001 to $100,000	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Global Growth Fund	Government Securities Fund	High Income Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$10,001 to $50,000	$0	$0
John A. Dillingham	$10,001 to $50,000	$0	$50,001 to $100,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$50,001 to $100,000	$0	$50,001 to $100,000
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Municipal Bond Fund	Municipal High Income Fund	New Concepts Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	$0	$0	$50,001 to $100,000
John A. Dillingham	$10,001 to $50,000	over $100,000	$10,001 to $50,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$0	$0	$50,001 to $100,000
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Science and Technology Fund	Small Cap Fund	Tax-Managed Equity Fund
Jarold W. Boettcher	$0	$0	$0
James M. Concannon	over $100,000	over $100,000	$0
John A. Dillingham	over $100,000	$10,001 to $50,000	over $100,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$10,001 to $50,000	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$10,001 to $50,000	$50,001 to $100,000	$1 to $10,000
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Value Fund	Vanguard Fund
Jarold W. Boettcher	$0	$0
James M. Concannon	$50,001 to $100,000	$50,001 to $100,000
John A. Dillingham	$10,001 to $50,000	$10,001 to $50,000
James D. Gressett	$0	$0
Joseph Harroz, Jr.	$0	$0
Glendon E. Johnson, Jr.	$0	$0
Frank J. Ross, Jr.	$50,001 to $100,000	$0
Michael G. Smith	$0	$0
Edward M. Tighe	$0	$0

Trustee	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Jarold W. Boettcher	over $100,000
James M. Concannon	over $100,000
John A. Dillingham	over $100,000
James D. Gressett	$0
Joseph Harroz, Jr.	over $100,000
Glendon E. Johnson, Jr.	$0
Frank J. Ross, Jr.	over $100,000
Michael G. Smith	$0
Edward M. Tighe	$0

*	Messrs. Gressett, Johnson, Smith and Tighe were added as Trustees to the Advisors Fund Complex as of January 1, 2017.

Interested Trustee

As of December 31, 2016, the aggregate dollar range of fund shares owned by Mr. Herrmann, the only Interested Trustee, in all funds within the Advisors Fund Complex was: over $100,000.

Compensation

The fees paid to the Trustees are allocated among the funds within the Advisors Fund Complex (and, where applicable, the Ivy Funds, Ivy NextShares and IVH) based on each fund’s relative asset size. During the fiscal year ended September 30, 2016, the Trustees received (or were entitled to receive) the following aggregate compensation for service as a Trustee of the Trust and each of the other funds within the Advisors Fund Complex (and, where applicable, the Ivy Funds, Ivy NextShares and IVH):

Compensation Table

Independent Trustees	Aggregate Compensation from Trust	Total Compensation from the Trust and Advisors Fund Complex (and, where applicable, the Ivy Funds, Ivy NextShares and IVH)[1]
Jarold W. Boettcher	$134,388	$414,500	[3]
James M. Concannon	143,937	211,000
John A. Dillingham	136,444	200,000
Joseph Harroz, Jr2.	169,189	500,500	[3]
Albert W. Herman[4]	136,444	200,000
Frank J. Ross, Jr.	143,266	210,000
Eleanor B. Schwartz[5]	126,830	255,500	[3]

Interested Trustees	Aggregate Compensation from Trust	Total Compensation from the Trust and Advisors Fund Complex (and, where applicable, the Ivy Funds, Ivy NextShares and IVH)[1]
Michael L. Avery[6]	$0	$0
Henry J. Herrmann	0	0

[1]

No pension or retirement benefits have been accrued as a part of the Trust’s expenses. Messrs. Gressett, Johnson, Smith and Tighe were added as Trustees to the Trust as of January 1, 2017, and, therefore, did not receive compensation from the Trust or the Advisors Fund Complex for the fiscal year ended September 30, 2016.

[2]	Mr. Harroz receives an additional annual fee of $35,000 for his services as Independent Chair of the Board and of the board of trustees of each of the other funds within the Advisors Fund Complex.
[3]	Includes fees paid to the Trustees for service as a Trustee to the Ivy Funds, Ivy NextShares and IVH.
[4]	Retired as of December 31, 2016, and elected Trustee Emeritus status as of that date.
[5]	Retired as of December 31, 2015, and elected Trustee Emeritus status as of that date. Ms. Schwartz’s compensation includes fees received as a Trustee Emeritus.
[6]	Retired as of December 31, 2016.

Of the totals listed in the Aggregate Compensation from Trust column above, the following amounts have been deferred:

Jarold W. Boettcher	$230,000	[1]
James M. Concannon	10,000
John A. Dillingham	10,000
Joseph Harroz, Jr.	50,050	[1]
Albert W. Herman[2]	10,000
Frank J. Ross, Jr.	10,000
Eleanor B. Schwartz[3]	10,550	[1]

[1]	Includes amounts deferred from fees paid to the Trustees for service as a Trustee to the Ivy Funds, Ivy NextShares and IVH.
[2]	Retired as of December 31, 2016, and elected Trustee Emeritus status as of that date.
[3]	Retired as of December 31, 2015, and elected Trustee Emeritus status as of that date.

Mr. Hermann did not receive any compensation from any of the Funds in the Advisors Fund Complex. The officers, as well as Mr. Herrmann, are paid by WRIMCO or its affiliates.

The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 70 may, or if initially elected on or after May 31, 1993, to the Board or to the board of trustees of another trust in the Advisors Fund

Complex (Other Trust), or as a director of a fund to which the Trust or an Other Trust is the successor (Director), and has attained the age of 78, must, resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee or Director for at least five years which need not have been consecutive. The only Trustees currently eligible for the position of Trustee Emeritus are those Trustees who were Trustees of the Trust on December 31, 2016.

A Trustee or Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee or Director. For a Trustee or Director initially elected before May 31, 1993, such annual fee is payable as long as the Trustee or Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Trustee or Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her Emeritus service, or in an equivalent lump sum. A Trustee who takes the position of Trustee Emeritus after January 1, 2017, will only receive an annual fee in an amount equal to the annual retainer he received in 2016. A Trustee or Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust.

Currently, each of Messrs. David P. Gardner, Robert L. Hechler, Albert W. Herman, William T. Morgan, Frederick Vogel III and Paul S. Wise and Ms. Eleanor B. Schwartz serves as Trustee or Director Emeritus, having retired as Trustee or Director of each of the funds to which the Trust or an Other Trust is the successor and, as applicable, Ivy Funds, Inc. that were overseen by the Trustee or Director at the time of his or her retirement. Messrs. William T. Morgan, Frederick Vogel III and Paul S. Wise were initially elected to a Board of Directors of a fund in the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime. Messrs. David P. Gardner, Robert L. Hechler and Albert W. Herman and Ms. Eleanor B. Schwartz initially were elected to a Board of Directors of a fund in the Advisors Fund Complex after May 31, 1993, and each receives an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee only for a period of three years commencing upon the date the Trustee began his or her Emeritus service.

The fees paid to each Trustee or Director Emeritus are allocated among the Funds that were in existence at the time the Trustee or Director elected Emeritus status, based on each Fund’s net assets at that time. The following table shows the fees paid, and the portion of that fee paid by the Trust to the current Trustee or Director Emeritus, for the fiscal year ended September 30, 2016.

Director Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Trust and Advisors Fund Complex
David P. Gardner	$106,274	$154,000
Robert L. Hechler	106,274	154,000
William T. Morgan	53,364	65,500
Frederick Vogel III	60,440	78,500
Paul S. Wise	41,260	48,000

Class A shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or a Fund is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A Shares for more information.

The contingent deferred sales charge (CDSC) for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply to redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and employees of financial advisors of Waddell & Reed.

Code of Ethics

The Funds, WRIMCO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Funds, as of December 31, 2016, regarding the record or beneficial ownership of 5% or more of any class of Fund shares. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and affect the outcome of a proxy vote or the direction of management of the Fund.

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class
Cash Management	A	Record	Pershing LLC Jersey City, NJ	493,493,587.140	36.72%

	B	Record	Ivy Investment Management Company Shawnee Mission, KS	240,000.000	21.32%

	B	Record	Paul F. Gamble Pullman, WA	127,057.330	11.29%

	B	Record	Deanna Dix-Brown Pratt, KS	60,170.670	5.35%

	B	Record	Alice J. Morris Lakeville, MN	75,420.150	6.70%

	B	Record	Maxie Rae Wood Edmond, OK	56,616.400	5.03%

Global Bond Fund	Y	Record	Waddell & Reed Shawnee Mission, KS	13,065,781.594	8.30%

Global Growth Fund	Y	Record	Waddell & Reed Shawnee Mission, KS	5,953,697.168	12.89%
Government Securities Fund	B	Record	Jan M. Utecht Hastings, NE	9,480.228	5.56%

	B	Record	Verna M. Loveall Albany, OR	8,781.691	5.15%

High Income Fund	Y	Record	Nationwide Investment Services Corporation Columbus, OH	28,619,751.179	24.53%
Municipal Bond Fund	B	Beneficial	Max G. and Norma L. Ward Revocable Trust Clayton, KS	5,592.054	6.38%

	B	Record	Spring View Manor, Inc. Conway Springs, KS	8,347.102	9.52%

	B	Record	John M. and Patricia R. Speck Centerview, MO	7,665.191	8.74%

	B	Record	Henrietta G. Roskamp Edgerton, MN	14,255.335	16.26%

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class
Municipal High Income Fund	A	Beneficial	P. Daniel Orlich Naples, FL	11,281,970.047	8.04%

	B	Beneficial	Max G. and Norma L. Ward Revocable Trust Clayton, KS	6,822.244	5.35%

	B	Beneficial	Donald Fisk Sterling, IL	7,595.688	5.96%

	B	Record	John M. and Patricia R. Speck Centerview, MO	6,466.811	5.07%

	B	Record	Rita Kay Newton Trust Oklahoma City, OK	10,523.592	8.26%

	B	Record	Virginia L. Kontor Latrobe, PA	8,833.540	6.93%

	B	Record	Marvin J. Nutt Warsaw, MO	7,222.308	5.67%
New Concepts Fund	Y	Record	Waddell & Reed Shawnee Mission, KS	2,818,373.733	5.21%
Science and Technology Fund	Y	Record	T Rowe Price Retirement Plan Owings Mills, MD	3,420,939.494	7.35%
Tax-Managed Equity Fund	B	Beneficial	Sherrod Rogers Tifton, GA	3,907.761	20.34%

	B	Beneficial	Emmanuel Formacio-Serna Harlingen, TX	1,168.948	6.09%

	B	Record	Larry A. Swartz and Christine M. Swartz Biglerville, PA	1,604.135	8.35%

	B	Record	Wilma J. Wohler Salina, KS	1,152.861	6.00%

Vanguard Fund	Y	Record	Waddell & Reed Shawnee Mission, KS	7,663,438.674	7.83%

As of December 31, 2016, all of the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of a Fund except for Waddell & Reed Advisors Cash Management, where the Trustees and officers of the Trust, as a group, owned 1.63% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement (Management Agreement) with WRIMCO, a subsidiary of WDR. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The Management Agreement obligates WRIMCO to make investments for the account of each Fund in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Code relating to RICs, subject to policy decisions adopted by the Board. WRIMCO also determines the securities to be purchased or sold by each Fund and places the orders.

WRIMCO is a wholly-owned subsidiary of Waddell & Reed. Waddell & Reed is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly-owned subsidiary of WDR, a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

WRIMCO and/or its predecessor have served as investment manager to each Fund since the Fund’s inception and to each Predecessor Fund. Waddell & Reed serves as principal underwriter and distributor for each of the Funds and the InvestEd Portfolios. Waddell & Reed served as principal underwriter and distributor to each Predecessor Fund.

The Management Agreement provides that it may be renewed year to year as to each Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees. The Management Agreement also provides that either party has the right to terminate it as to a Fund, without penalty, upon 60 days’ written notice by the Fund to WRIMCO and 120 days’ written notice by WRIMCO to the Fund, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Trust. The Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Payments by the Funds for Management Services

Under the Management Agreement, for WRIMCO’s management services, each Fund pays WRIMCO a fee as described in the Prospectus. The Funds accrue and pay this fee daily. Every share class of a Fund has the same management fee. The management fee paid by each Fund is allocated among the classes of the Fund based on the classes’ relative net assets.

The management fees paid by each of the Waddell & Reed Advisors Equity Funds during the past three fiscal years were:

	June 30, 2016		June 30, 2015		June 30, 2014
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Accumulative Fund	$9,353,133	$9,796,964	$9,077,286	$9,515,994	$8,225,854	$8,651,258
Asset Strategy Fund	17,269,848	17,370,122	21,637,092	21,737,092	22,359,452	22,459,452
Continental Income Fund	10,129,377	10,329,925	9,667,627	9,867,627	7,599,443	7,796,883
Core Investment Fund	24,945,160	25,546,804	27,048,318	27,648,318	24,543,510	25,143,510
Dividend Opportunities Fund		4,106,114		4,812,226		4,918,118
Energy Fund		1,943,948		2,360,873		2,124,682
Global Growth Fund	5,202,404	5,392,736	5,096,772	5,283,239	4,806,885	4,982,747
New Concepts Fund	14,100,077	14,300,625	15,715,512	15,915,512	14,672,928	14,872,928
Science and Technology Fund	27,146,649	27,347,197	30,689,089	30,889,090	28,655,248	28,855,248
Small Cap Fund	6,775,816	6,939,089	7,239,764	7,414,216	7,323,860	7,500,338
Tax-Managed Equity Fund		2,451,034		2,188,905		1,818,623
Value Fund	5,604,038	5,685,256	6,419,752	6,512,792	5,418,659	5,497,190
Vanguard Fund	10,218,908	10,519,730	9,848,881	10,148,881	9,552,030	9,852,030

The management fees paid by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds during the past three fiscal years were:

	September 30, 2016		September 30, 2015		September 30, 2014
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Bond Fund		$5,789,206		$5,934,742		$6,152,302
Cash Management		5,666,460	$1,684,554	5,161,547	$1,445,851	5,175,780
Global Bond Fund	$3,762,357	3,937,358	4,669,736	4,844,736	5,067,537	5,242,579
Government Securities Fund	1,219,347	1,325,071	1,157,793	1,258,471	1,323,797	1,438,910
High Income Fund	11,111,709	11,361,709	12,493,016	12,743,016	12,604,922	12,854,922
Municipal Bond Fund	4,397,747	4,597,752	4,314,072	4,514,072	4,164,551	4,364,578
Municipal High Income Fund	4,272,204	4,472,204	4,158,944	4,358,945	3,730,597	3,930,597

WRIMCO has voluntarily agreed to waive its management fee for any day that the Fund’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver.

In the above tables, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual management fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the management fee that would have been paid by the Fund had the waiver not been in effect. In light of market conditions, WRIMCO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Cash Management to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Cash Management will maintain such a yield. WRIMCO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

For purposes of calculating the daily fee, the Funds do not include money owed to them by Waddell & Reed for shares which it has sold but not yet paid to the Funds.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, a subsidiary of Waddell & Reed, doing business as WISC, WISC performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and the handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Under the Shareholder Servicing Agreement with respect to Class A, Class B and Class C shares of a Fund (other than Cash Management), the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Funds to $6.00 per account on an annualized basis and will pay the third parties for performing such services. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Cash Management pays an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month. In addition, for Class A shares of Cash Management and Government Securities Fund, the Fund also pays WISC a fee of $0.75 for each shareholder check it processes.

For Class Y shares of a Fund, the Fund pays WISC a monthly fee equal to one-twelfth of 0.15 of 1% of its average daily net Class Y assets for the preceding month.

WISC (including any affiliate of WISC) will pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to  1/12 of 0.35 of 1% of the average daily net assets for the preceding month. WISC will pay the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.

Fees paid to WISC under the Shareholder Servicing Agreement by each of the Waddell & Reed Advisors Equity Funds during the past three fiscal years were:

	June 30, 2016	June 30, 2015	June 30, 2014
Accumulative Fund	$1,613,558	$1,490,502	$1,582,346
Asset Strategy Fund	4,400,031	4,877,791	5,122,048
Continental Income Fund	2,221,798	2,004,584	1,636,059
Core Investment Fund	4,955,186	5,030,502	4,876,786
Dividend Opportunities Fund	1,098,631	1,225,443	1,398,246
Energy Fund	763,082	788,186	732,166
Global Growth Fund	1,230,065	1,166,810	1,196,314
New Concepts Fund	3,250,593	3,299,025	3,307,599
Science and Technology Fund	4,645,809	4,615,547	4,465,966
Small Cap Fund	1,838,805	1,879,038	1,993,884
Tax-Managed Equity Fund	318,922	269,979	255,799
Value Fund	1,515,714	1,616,949	1,519,037
Vanguard Fund	2,126,803	2,032,597	2,264,399

Fees paid to WISC under the Shareholder Servicing Agreement by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds during the past three fiscal years were:

	September 30, 2016		September 30, 2015		September 30, 2014
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Bond Fund		$1,942,704		$1,961,098		$2,138,576
Cash Management	$0	3,635,492	$0	3,497,366	$0	3,432,053
Global Bond Fund		1,305,574		1,565,852		1,737,761
Government Securities Fund		451,010		452,132		561,912
High Income Fund		2,794,067		2,978,334		3,008,487
Municipal Bond Fund		601,598		525,994		523,212
Municipal High Income Fund		535,399		513,174		502,092

Where applicable, the amount shown “including” the waiver, in the tables above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund had the waiver not been in effect.

The Funds also pay certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by Waddell & Reed, WRIMCO or WISC.

Out-of-pocket expenses of WISC paid by each of the Waddell & Reed Advisors Equity Funds during the past three fiscal years were:

	June 30, 2016	June 30, 2015	June 30, 2014
Accumulative Fund	$496,164	$421,181	$512,531
Asset Strategy Fund	1,247,436	1,372,871	1,537,323
Continental Income Fund	642,701	560,968	482,614
Core Investment Fund	1,377,674	1,349,824	1,462,987
Dividend Opportunities Fund	309,721	340,144	423,118
Energy Fund	209,114	219,013	214,968
Global Growth Fund	307,509	289,831	330,246
New Concepts Fund	919,017	900,002	974,669
Science and Technology Fund	1,405,382	1,415,928	1,467,655
Small Cap Fund	527,526	526,929	608,324
Tax-Managed Equity Fund	107,584	90,165	85,015
Value Fund	457,998	487,325	473,204
Vanguard Fund	593,344	534,138	693,484

Out-of-pocket expenses of WISC paid by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds during the past three fiscal years were:

	September 30, 2016		September 30, 2015		September 30, 2014
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Bond Fund		$542,121		$539,873		$554,916
Cash Management	$350,528	982,141	$0	910,934	$0	863,355
Global Bond Fund		352,806		423,902		477,332
Government Securities Fund		127,246		122,702		139,711
High Income Fund		669,516		751,426		707,222
Municipal Bond Fund		164,362		165,231		160,235
Municipal High Income Fund		163,638		162,779		155,040

Where applicable, the amount shown “including” the waiver, in the tables above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the out-of-pocket expenses that would have been paid by the Fund had the waiver not been in effect.

Accounting Services

Under the Accounting Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC provides the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting Services Agreement, each Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.

Fees paid to WISC for accounting services by each of the Waddell & Reed Advisors Equity Funds during the past three fiscal years were:

	June 30, 2016	June 30, 2015	June 30, 2014
Accumulative Fund	$259,911	$259,637	$259,637
Asset Strategy Fund	259,911	259,637	259,659
Continental Income Fund	259,911	259,637	251,365
Core Investment Fund	259,911	259,522	259,637
Dividend Opportunities Fund	159,553	172,222	171,813
Energy Fund	88,051	95,677	93,027
Global Growth Fund	166,579	165,721	158,663
New Concepts Fund	259,911	259,637	259,637
Science and Technology Fund	259,911	259,637	259,637
Small Cap Fund	209,579	217,977	219,239
Tax-Managed Equity Fund	124,839	106,297	94,285
Value Fund	209,285	223,716	200,444
Vanguard Fund	259,911	259,637	259,637

Fees paid to WISC for accounting services by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds during the past three fiscal years were:

	September 30, 2016	September 30, 2015	September 30, 2014
Bond Fund	$259,911	$259,637	$259,637
Cash Management	256,198	256,084	255,924
Global Bond Fund	162,414	207,046	215,952
Government Securities Fund	94,239	93,131	96,721
High Income Fund	259,911	259,796	259,637
Municipal Bond Fund	218,160	215,472	212,509
Municipal High Income Fund	215,323	212,525	192,787

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. WRIMCO and its affiliates pay the Trustees and Trust officers who are affiliated with WRIMCO and its affiliates. The Funds pay the fees and expenses of the Funds’ Independent Trustees.

Each Fund pays all of its other expenses. These include, for each Fund, the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, costs of systems or services used to price Fund securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Trust, Waddell & Reed offers each Fund’s shares through its financial advisors and sales managers (the sales force) and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund’s shares.

Under the Distribution and Service Plan (the Plan) for Class A shares of each Fund (other than Cash Management) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, the principal underwriter for the Funds, a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund’s average annual net assets attributable to its Class A shares, paid daily, to compensate Waddell & Reed for its services, either directly or through others, in connection with the distribution of shares of that class. For each of Accumulative Fund, Bond Fund, Core Investment Fund, Government Securities Fund, Municipal Bond Fund, Municipal High Income Fund and Tax-Managed Equity Fund, the Board has limited payments under the Fund’s Plan to 0.234%, 0.237%, 0.249%, 0.232%, 0.237%, 0.247% and 0.236%, respectively, of the Fund’s average net Class A assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments under any of these Funds’ Plans up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

The Class A Plan permits Waddell & Reed to receive compensation for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed to be compensated for such activities as: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of each Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of each Fund and/or maintenance of Class A shareholder accounts; and in its arrangements with broker-dealers who may regularly sell Class A shares of the Funds, and other third parties, for providing shareholder services and/or maintain shareholder accounts with respect to Class A shares.

Under the Plans adopted by each Fund for its Class B shares and Class C shares, respectively, the Fund may pay Waddell & Reed a service fee of up to 0.25% of the Fund’s average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund’s average annual net assets of the class, paid daily, to compensate Waddell & Reed for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees who also are officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan for a Fund is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that Waddell & Reed’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from its Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

Each Plan was approved by the Board, including the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Independent Trustees).

Among other things, each Plan for a Fund provides that (1) Waddell & Reed will provide to the Trustees of the Trust at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or WISC, as well as other parties also may provide services to shareholders through telephonic means and written communications. Waddell & Reed may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares.

Distribution and service fees paid (or accrued) for the fiscal year ended June 30, 2016 under the respective Plans for each of the Waddell & Reed Advisors Equity Funds were:

Class A

Fund	Distribution and Service Fees
Accumulative Fund	$3,305,141	*
Asset Strategy Fund	6,294,981
Continental Income Fund	3,702,832
Core Investment Fund	9,867,373	*
Dividend Opportunities Fund	1,423,122
Energy Fund	556,505
Global Growth Fund	1,394,836
New Concepts Fund	4,003,312
Science and Technology Fund	7,938,405
Small Cap Fund	1,948,880
Tax-Managed Equity Fund	871,588	*
Value Fund	1,961,768
Vanguard Fund	3,592,950

*	The following amounts of distribution and service fees would have been paid had the Board not previously determined to limit payments under the Fund’s Plan: Accumulative Fund, $3,531,130; Core Investment Fund, $9,907,001; and Tax-Managed Equity Fund, $923,292.

Class B

Fund	Distribution and Service Fees
Accumulative Fund	$38,085
Asset Strategy Fund	223,395
Continental Income Fund	41,729
Core Investment Fund	98,857
Dividend Opportunities Fund	30,800
Energy Fund	8,762
Global Growth Fund	9,282
New Concepts Fund	59,683
Science and Technology Fund	144,669
Small Cap Fund	52,602
Tax-Managed Equity Fund	4,508
Value Fund	22,522
Vanguard Fund	43,261

Class C

Fund	Distribution and Service Fees
Accumulative Fund	$59,592
Asset Strategy Fund	415,335
Continental Income Fund	157,162
Core Investment Fund	207,951
Dividend Opportunities Fund	70,897
Energy Fund	21,408
Global Growth Fund	15,194
New Concepts Fund	90,593
Science and Technology Fund	180,198
Small Cap Fund	79,262
Tax-Managed Equity Fund	56,483
Value Fund	50,802
Vanguard Fund	65,731

Distribution and service fees paid (or accrued) for the fiscal year ended September 30, 2016 under the respective Plans for each of the Waddell & Reed Advisors Fixed Income and Money Market Funds were:

Class A

Fund	Distribution and Service Fees
Bond Fund	$2,419,752	*
Cash Management	N/A
Global Bond Fund	1,270,481
Government Securities Fund	504,732	*
High Income Fund	3,828,933
Municipal Bond Fund	1,891,304	*
Municipal High Income Fund	1,990,810	*

*	The following amounts of distribution and service fees would have been paid had the Board not previously determined to limit payments under the Fund’s Plan: Bond Fund, $2,552,486; Government Securities Fund, $543,893; Municipal Bond Fund, $1,995,050; and Municipal High Income Fund, $2,014,990.

Class B

Fund	Distribution and Service Fees
Bond Fund	$26,963
Cash Management	292	*
Global Bond Fund	15,747
Government Securities Fund	11,459
High Income Fund	50,410
Municipal Bond Fund	7,427
Municipal High Income Fund	8,640

*	Cash Management Class B shares would have paid $11,535 in distribution and service fees without a waiver by Waddell & Reed with respect to this Fund.

Class C

Fund	Distribution and Service Fees
Bond Fund	$99,657
Cash Management	333	*
Global Bond Fund	62,358
Government Securities Fund	35,887
High Income Fund	331,248
Municipal Bond Fund	148,125
Municipal High Income Fund	241,213

*	Cash Management Class C shares would have paid $42,335 in distribution and service fees without a waiver by Waddell & Reed with respect to this Fund.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Accumulative Fund as follows: Class B shares at 2.29%, Class C shares at 2.07% and Class Y shares at 0.87%.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Asset Strategy Fund as follows: Class B shares at 2.31% and Class C shares at 2.06%.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Continental Income Fund as follows: Class A shares at 1.12%, Class B shares at 2.29%, Class C shares at 2.01% and Class Y shares at 0.88%.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Core Investment Fund as follows: Class B shares at 2.23% and Class C shares at 2.02%.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Global Growth Fund as follows: Class B shares at 2.86%, Class C shares at 2.57% and Class Y shares at 1.06%.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors New Concepts Fund as follows: Class A shares at 1.33%, Class B shares at 2.53%, Class C shares at 2.34% and Class Y shares at 1.04%.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Science and Technology Fund as follows: Class B shares at 2.43% and Class C shares at 2.33%.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Small Cap Fund as follows: Class A shares at 1.38%, Class B shares at 2.55% and Class C shares at 2.28%.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Value Fund as follows: Class A shares at 1.22%, Class B shares at 2.50%, Class C shares at 2.13% and Class Y shares at 0.92%.

Through October 31, 2017, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Vanguard Fund as follows: Class B shares at 2.31%, Class C shares at 2.12% and Class Y shares at 0.87%.

Through January 31, 2018, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Global Bond Fund as follows: Class A shares at 1.15%, Class B shares at 2.50%, Class C shares at 2.03% and Class Y shares at 0.83%.

Through January 31, 2018, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Government Securities Fund as follows: Class A shares at 1.00%, Class B shares at 2.13%, Class C shares at 1.88% and Class Y shares at 0.72%.

Through January 31, 2018, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors High Income Fund as follows: Class B shares at 2.21% and Class C shares at 1.82%.

Through January 31, 2018, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Municipal Bond Fund as follows: Class A shares at 0.84%, Class B shares at 1.78%, Class C shares at 1.71% and Class Y shares at 0.70%.

Through January 31, 2018, WRIMCO, Waddell & Reed, Inc. and/or Waddell & Reed Services Company, doing business as WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Waddell & Reed Advisors Municipal High Income Fund as follows: Class B shares at 1.81%, Class C shares at 1.70% and Class Y shares at 0.71%.

Compensation to Broker-Dealers and Other Financial Intermediaries

All classes of a Fund are offered through Waddell & Reed and certain other broker-dealers. In addition to the dealer reallowance that is applicable to Class A share purchases as described below and in the Prospectus, Waddell & Reed (or an affiliate) may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV, Waddell & Reed (or an affiliate) may pay up to 1.00% of net assets invested and 2) for the purchase of Class C shares, Waddell & Reed (or an affiliate) may pay 1.00% of net assets invested.

Additionally, Waddell & Reed has selling agreements with certain financial intermediaries which provide for Waddell & Reed (or an affiliate) to pay fees to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account. Waddell & Reed makes payments to such intermediaries from its own resources and from amounts reimbursed by WRIMCO and IICO. These reimbursements to Waddell & Reed are funded out of WRIMCO’s and IICO’s net income, respectively.

Sales Charges for Class A Shares

Waddell & Reed reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares as described below and in the Prospectus. A major portion of the sales charge for Class A shares and the contingent deferred sales charge (CDSC) for Class B and Class C shares and for certain Class A shares are paid to financial advisors and managers of Waddell & Reed and third-party selling broker-dealers. Waddell & Reed compensates financial advisors as to purchases for which there is no front-end sales charge or CDSC.

For each Fund except Cash Management, Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Government Securities Fund, Municipal Bond Fund and Municipal High Income Fund

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more in a Fund, although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed pays Legend Equities Corporation (Legend) and other unaffiliated broker-dealers up to 1.00% on investments made in Class A shares of a Fund with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

Waddell & Reed pays financial advisors associated with Waddell & Reed up to 0.82% of net assets invested in Class A shares of a Fund with no initial sales charge due to an investment of $1 million or more.

For the purchase of Class C and Class Y shares, Waddell & Reed (or an affiliate) pays financial advisors associated with Waddell & Reed up to 0.615% and 0.82% of net assets invested, respectively.

Custodial and Auditing Services

The Funds’ custodian is The Bank of New York Mellon, and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Funds’ cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Funds’ Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of each Fund.

PORTFOLIO MANAGERS

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Equity Funds below as of June 30, 2016:

Daniel P. Becker—Vanguard Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	5	25
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$4,474.8	$82.5	$1,945.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$250.7

Erik R. Becker—Core Investment Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	28
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$5,612.2	$1,572.5	$2,420.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$550.1

Nathan A. Brown—New Concepts Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$203.1	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Brown assumed co-investment management responsibilities for New Concepts Fund effective October 1, 2016. Mr. Brown’s information above is as of August 31, 2016.
**	This data does not include New Concepts Fund, as Mr. Brown was not the portfolio manager of New Concepts Fund on August 31, 2016.

F. Chace Brundige—Asset Strategy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$14,808.9	$100.6	$186.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David P. Ginther—Energy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,787.5	$2.9	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Brad Halverson—Small Cap Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Halverson assumed co-investment management responsibilities for Small Cap Fund effective October 1, 2016. Mr. Halverson’s information above is as of August 31, 2016.
**	This data does not include Small Cap Fund, as Mr. Halverson was not the portfolio manager of Small Cap Fund on August 31, 2016.

Matthew A. Hekman—Continental Income Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$4,693.0	$24.8	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Bradley M. Klapmeyer—Tax-Managed Equity Fund

Vanguard Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	5	24
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$4,675.4	$290.1	$2,171.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$97.7

*	Mr. Klapmeyer assumed co-investment management responsibilities for Vanguard Fund effective August 1, 2016. Mr. Klapmeyer’s information above is as of August 31, 2016.

Kenneth G. McQuade—Small Cap Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$444.5	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. McQuade assumed co-investment management responsibilities for Small Cap Fund effective October 1, 2016. Mr. McQuade’s information above is as of August 31, 2016.
**	This data does not include Small Cap Fund, as Mr. McQuade was not the portfolio manager of Small Cap Fund on August 31, 2016.

Timothy J. Miller—Small Cap Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,760.8	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Matthew T. Norris—Value Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,393.7	$0	$84.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Barry M. Ogden—Accumulative Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,414.5	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Christopher J. Parker—Dividend Opportunities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,456.5	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Cynthia P. Prince-Fox—Asset Strategy Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	16	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$14,808.9	$100.6	$186.8
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Sarah C. Ross—Global Growth Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,555.9	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Kimberly A. Scott—New Concepts Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$5,983.8	$5.8	$104.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Zachary H. Shafran—Science and Technology Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$8,081.3	$29.6	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Bradley J. Warden—Science and Technology Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Warden assumed co-investment management responsibilities for Science and Technology Fund effective October 1, 2016. Mr. Warden’s information above is as of August 31, 2016.
**	This data does not include Science and Technology Fund, as Mr. Warden was not the portfolio manager of Science and Technology Fund on August 31, 2016.

Michael T. Wolverton—Energy Fund*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed**	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)**	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Wolverton assumed co-investment management responsibilities for Energy Fund effective October 1, 2016. Mr. Wolverton’s information above is as of August 31, 2016.
**	This data does not include Energy Fund, as Mr. Wolverton was not the portfolio manager of Energy Fund on August 31, 2016.

Gustaf C. Zinn—Core Investment Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	28
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$5,612.2	$1,572.5	$2,420.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$550.1

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Fixed Income and Money Market Funds below as of September 30, 2016:

Bryan J. Bailey—Municipal Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,137.6	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Mark G. Beischel—Global Bond Fund

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	*	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0		0	0
Assets Managed (in millions)	$1,449.8		$50.4	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$0	$0

*	For one of these accounts, Mr. Beischel is responsible for only a portion of the assets managed.

Chad A. Gunther—High Income Fund

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	*	1	0
Number of Accounts Managed with Performance-Based Advisory Fees	0		0	0
Assets Managed (in millions)	$8,663.5		$27.3	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$0	$0

*	For two of these accounts, Mr. Gunther is responsible for only a portion of the assets managed.

Rick Perry—Bond Fund and Government Securities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,844.0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Mira Stevovich—Cash Management

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,143.2	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Michael J. Walls—Municipal High Income Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,243.6	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO’s Allocation Procedures.

WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, WRIMCO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of WRIMCO is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards. If WDR stock is awarded, it will vest over a period of four years, with the first vesting to take place two years after the date of the award; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all WRIMCO employees.

Ownership of Securities

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Equity Funds. As of June 30, 2016, the dollar range of shares of the Fund beneficially owned by each portfolio manager below was:

Manager	Fund(s) Managed in Waddell & Reed Advisors Equity Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Daniel P. Becker	Vanguard Fund	$10,001 to $50,000	$100,001 to $500,000	over $1,000,000
Erik R. Becker	Core Investment Fund	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
Nathan A. Brown	New Concepts Fund[1]	$0	$100,001 to $500,000	$500,001 to $1,000,000
F. Chace Brundige	Asset Strategy Fund	$0	$100,001 to $500,000	$100,001 to $ 500,000
David Ginther	Energy Fund	$100,001 to $500,000	$100,001 to $500,000	over $1,000,000
Brad Halverson	Small Cap Fund[2]	$0	$10,001 to $50,000	$100,001 to $500,000
Matthew A. Hekman	Continental Income Fund	$0	$100,001 to $500,000	$100,001 to $500,000
Bradley M. Klapmeyer	Tax-Managed Equity Fund	$0	$0	$100,001 to $500,000
	Vanguard Fund[3]	$0	$10,001 to $50,000
Kenneth G. McQuade	Small Cap Fund[4]	$0	$0	$500,001 to $1,000,000
Timothy J. Miller	Small Cap Fund	$0	$100,001 to $500,000	$100,001 to $500,000
Matthew Norris	Value Fund	$0	$100,001 to $500,000	$100,001 to $500,000
Barry M. Ogden	Accumulative Fund	$100,001 to $500,000	N/A	$500,001 to $1,000,000
Christopher J. Parker	Dividend Opportunities Fund	$0	$0	$100,001 to $500,000
Cynthia P. Prince-Fox	Asset Strategy Fund	$100,001 to $500,000	$10,001 to $50,000	over $1,000,000
Sarah C. Ross	Global Growth Fund	$100,001 to $500,000	$0	over $1,000,000
Kimberly A. Scott	New Concepts Fund	$0	$0	$500,001 to $1,000,000
Zachary H. Shafran	Science and Technology Fund	$0	$0	$0
Bradley J. Warden	Science and Technology Fund[5]	$0	$100,001 to $500,000	$500,001 to $1,000,000
Michael T. Wolverton	Energy Fund[6]	$0	$10,001 to $50,000	$100,001 to $500,000
Gustaf C. Zinn	Core Investment Fund	$0	$1 to $10,000	$10,001 to $50,000

[1]	Mr. Brown assumed co-investment management responsibilities for New Concepts Fund effective October 1, 2016. Mr. Brown’s information above is as of August 31, 2016.
[2]	Mr. Halverson assumed co-investment management responsibilities for Small Cap Fund effective October 1, 2016. Mr. Halverson’s information above is as of August 31, 2016.

[3]	Mr. Klapmeyer assumed co-investment management responsibilities for Vanguard Fund effective August 1, 2016. Mr. Klapmeyer’s information above is as of August 31, 2016.
[4]	Mr. McQuade assumed co-investment management responsibilities for Small Cap Fund effective October 1, 2016. Mr. McQuade’s information above is as of August 31, 2016.
[5]	Mr. Warden assumed co-investment management responsibilities for Science and Technology Fund effective October 1, 2016. Mr. Warden’s information above is as of August 31, 2016.
[6]	Mr. Wolverton assumed co-investment management responsibilities for Energy Fund effective October 1, 2016. Mr. Wolverton’s information above is as of August 31, 2016.

With limited exceptions, a portion of each specified portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of June 30, 2016, the dollar range of shares deemed owned by each portfolio manager below was:

Manager	Fund(s) Managed in Waddell & Reed Advisors Equity Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Daniel P. Becker	Vanguard Fund	$100,001 to $500,000	$100,001 to $500,000
Erik R. Becker	Core Investment Fund	$100,001 to $500,000	$100,001 to $500,000
F. Chace Brundige	Asset Strategy Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
David Ginther	Energy Fund	$100,001 to $500,000	$100,001 to $500,000
Kenneth G. McQuade	Small Cap Fund[2]	$50,001 to $100,000	$50,001 to $100,000
Timothy J. Miller	Small Cap Fund	$100,001 to $500,000	$100,001 to $500,000
Matthew Norris	Value Fund	$100,001 to $500,000	$100,001 to $500,000
Barry M. Ogden	Accumulative Fund	$100,001 to $500,000	$100,001 to $500,000
Christopher J. Parker	Dividend Opportunities Fund	$100,001 to $500,000	$100,001 to $500,000
Cynthia P. Prince-Fox	Asset Strategy Fund	$500,001 to $1,000,000	$500,001 to $1,000,000
Sarah C. Ross	Global Growth Fund	$100,001 to $500,000	$100,001 to $500,000
Kimberly A. Scott	New Concepts Fund	$100,001 to $500,000	$100,001 to $500,000
Zachary H. Shafran	Science and Technology Fund	over $1,000,000	over $1,000,000
Gustaf C. Zinn	Core Investment Fund	$500,001 to $1,000,000	$500,001 to $1,000,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.
[2]	Mr. McQuade assumed co-investment management responsibilities for Small Cap Fund effective October 1, 2016. Mr. McQuade’s information above is as of August 31, 2016.

The following tables provide information relating to the portfolio managers of each of the Waddell & Reed Advisors Fixed Income and Money Market Funds. As of September 30, 2016, the dollar range of shares of the Fund beneficially owned by each portfolio manager below was:

Manager	Fund(s) Managed in Waddell & Reed Advisors Fixed Income and Money Market Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Bryan J. Bailey	Municipal Bond Fund	$0	$0	over $1,000,000
Mark G. Beischel	Global Bond Fund	$0	$0	$500,001 to $1,000,000
Chad A. Gunther	High Income Fund	$0	$0	$100,001 to $500,000
Rick Perry	Bond Fund	$0	$0	$10,001 to $50,000
	Government Securities Fund	$0	N/A
Mira Stevovich	Cash Management	$1 to $10,000	$0	over $1,000,000
Michael J. Walls	Municipal High Income Fund	$0	$0	$500,001 to $1,000,000

With limited exceptions, a portion of each specified portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of September 30, 2016, the dollar range of shares deemed owned by each portfolio manager below was:

Manager	Fund(s) Managed in Waddell & Reed Advisors Fixed Income and Money Market Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style*	Dollar Range of Shares Deemed Owned in the Fund Complex
Bryan J. Bailey	Municipal Bond Fund	$50,001 to $100,000	$50,001 to $100,000
Mark G. Beischel	Global Bond Fund	$100,001 to $500,000	$100,001 to $500,000
Chad A. Gunther	High Income Fund	$100,001 to $500,000	$100,001 to $500,000
Mira Stevovich	Cash Management	$10,001 to $50,000	$10,001 to $50,000
Michael J. Walls	Municipal High Income Fund	$100,001 to $500,000	$100,001 to $500,000

*	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by WRIMCO pursuant to each Fund’s Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. With respect to most Funds with fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or WRIMCO and/or IICO, an affiliate of WRIMCO, otherwise may combine orders for a Fund with those of other Funds or funds within Ivy Variable Insurance Portfolios or Ivy Funds or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO and/or IICO. WRIMCO and/or IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, WRIMCO and/or IICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO and/or IICO generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts with investment strategies and policies that permit investments in IPO securities may receive greater allocations compared to accounts that comparatively limit such investments. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account’s cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures.

In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, directly or through others (research and brokerage services) considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which WRIMCO has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates. WRIMCO does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits WRIMCO from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIMCO.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in a Fund’s portfolio or being considered for purchase.

Brokerage commissions paid by each of the Waddell & Reed Advisors Equity Funds during the past three fiscal years were:

	June 30, 2016	June 30, 2015	June 30, 2014
Accumulative Fund	$1,421,318	$1,402,810	$1,611,900
Asset Strategy Fund	2,373,103	3,117,230	4,645,945
Continental Income Fund	702,133	476,512	382,960
Core Investment Fund	2,270,089	3,067,900	3,053,776
Dividend Opportunities Fund	400,952	385,424	522,793
Energy Fund	285,055	138,380	149,070
Global Growth Fund	483,237	1,011,780	747,928
New Concepts Fund	948,170	918,230	1,401,279
Science and Technology Fund	843,100	2,697,099	3,746,820
Small Cap Fund	816,613	824,743	1,085,790
Tax-Managed Equity Fund	107,159	90,244	83,572
Value Fund	747,039	1,295,819	919,871
Vanguard Fund	569,914	521,948	707,982
Total	$11,967,882	$15,948,119	$19,059,686

These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

Brokerage commissions paid by each of the Waddell & Reed Advisors Fixed Income and Money Market Funds during the past three fiscal years were:

	September 30, 2016	September 30, 2015	September 30, 2014
Bond Fund	$0	$2,860	$18,372
Cash Management	0	0	0
Global Bond Fund	16,721	25,630	7,344
Government Securities Fund	0	446	4,002
High Income Fund	22,284	32,203	56,256
Municipal Bond Fund	576	0	0
Municipal High Income Fund	768	144	0
Total	$40,349	$61,283	$85,974

These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which the Fund sells securities to a broker or buys from a broker securities owned by the broker.

During the fiscal year ended June 30, 2016, the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution, and also the brokerage commissions paid on those transactions, for each of the Waddell & Reed Advisors Equity Funds were as follows:

	Amount of Transactions	Brokerage Commissions
Accumulative Fund	$2,245,547,310	$980,994
Asset Strategy Fund	2,491,082,370	1,846,022
Continental Income Fund	1,028,432,639	649,587
Core Investment Fund	4,331,155,117	2,174,364
Dividend Opportunities Fund	477,884,940	390,633
Energy Fund	185,086,658	260,416
Global Growth Fund	501,929,217	468,326
New Concepts Fund	1,277,024,521	867,042
Science and Technology Fund	633,358,762	681,497
Small Cap Fund	599,300,451	730,584
Tax-Managed Equity Fund	258,517,738	101,499
Value Fund	720,146,813	561,806
Vanguard Fund	1,239,928,892	526,007
Total	$15,989,395,428	$10,238,777

During the fiscal year ended September 30, 2016, the transactions, other than principal transactions, which were directed to brokers who provided research services as well as execution, and also the brokerage commissions paid on those transactions, for each of the Waddell & Reed Advisors Fixed Income and Money Market Funds were as follows:

	Amount of Transactions	Brokerage Commissions
Bond Fund	$0	$0
Cash Management	0	0
Global Bond Fund	13,995,417	14,518
Government Securities Fund	0	0
High Income Fund	8,024,498	22,284
Municipal Bond Fund	0	0
Municipal High Income Fund	0	0
Total	$22,019,915	$36,802

These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

As of June 30, 2016, the Waddell & Reed Advisors Equity Funds held securities issued by their respective regular broker-dealers, as follows: (all amounts in thousands)

Accumulative Fund owned Bank of America Corp., Citigroup, Inc., Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co. and Morgan Stanley securities in the aggregate amounts of $14,597, $18,651, $12,629, $22,060 and $9,522, respectively. Bank of America Corp. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

Asset Strategy Fund owned Citigroup, Inc. and JPMorgan Chase & Co. securities in the aggregate amounts of $26,526 and $31,809, respectively. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Continental Income Fund owned Bank of America Corp., Barclays plc, Citigroup, Inc., Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co., Morgan Stanley, and SunTrust Banks, Inc. securities in the aggregate amounts of $7,480, $3,233, $16,271, $5,108, $25,249, $20,222 and $5,662, respectively. Bank of America Corp. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Barclays plc is the parent of Barclays Capital Inc., a regular broker of the Fund. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund. SunTrust Banks, Inc. is the parent of SunTrust Robinson Humphrey, Inc., a broker of the Fund.

Core Investment Fund owned JPMorgan Chase & Co. securities in the aggregate amount of $87,723. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Dividend Opportunities Fund owned Citigroup, Inc., JPMorgan Chase & Co., and Morgan Stanley securities in the aggregate amounts of $6,872, $20,797, and $4,117, respectively. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

Value Fund owned Citigroup, Inc. and JPMorgan Chase & Co. securities in the aggregate amounts of $34,989 and $34,767, respectively. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

As of September 30, 2016, the Waddell & Reed Advisors Fixed Income and Money Market Funds held securities issued by their respective regular broker-dealers, as follows: (all amounts in thousands)

Bond Fund owned Bank of America Corp., Citigroup, Inc., Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co., Merrill Lynch & Co., Inc., Morgan Stanley and SunTrust Banks, Inc. securities in the aggregate amounts of $12,597, $17,490, $19,586, $15,297, $6,228, $15,395 and $3,062, respectively. Bank of America Corp. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund.

Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund. SunTrust Banks, Inc. is the parent of SunTrust Robinson Humphrey, Inc., a regular broker of the Portfolio.

Global Bond Fund owned Barclays plc and Citigroup, Inc. securities in the aggregate amounts of $4,095 and $4,033, respectively. Barclays plc is the parent of Barclays Capital Inc., a regular broker of the Fund. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund.

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to WRIMCO. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO’s corresponding positions.

Board of Directors Issues:

WRIMCO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIMCO generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

WRIMCO generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between WRIMCO and the Funds:

WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

•

Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•

Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

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Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

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Client directed – If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

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Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Board on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

PROXY VOTING RECORD

Each Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Fund relating to its portfolio securities were voted during the most recent 12-month period ended June  30, 2016, is available at www.waddell.com, and on the SEC’s website at http://www.sec.gov.

TRUST SHARES

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each Fund (except Cash Management) currently offers three classes of its shares: Class A, Class C and Class Y. Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. Cash Management does not offer Class Y shares. Cash Management Class C shares are not available for direct investments. Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC.

Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees; Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAV of the two classes; and Class Y shares have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Trust instrument and By-laws of the Trust. There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Trust instrument and By-laws of the Trust.

On certain matters such as the election of Trustees, all shares of the Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of the Fund, except that as to matters for which a separate vote of a class of Fund shares is required by the 1940 Act or which affects the interests of one or more particular classes of Fund shares, the affected shareholders vote as a separate class. In voting on a Management Agreement for a Fund, approval by the shareholders of that Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other Funds to approve the Management Agreements for the other Funds. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or Waddell & Reed may reduce or waive the minimums in some cases:

For Class A and Class C shares, initial investments must be at least $750 (per Fund) with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges of shares from one fund to another fund within the Waddell & Reed Advisors Funds (or, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, a fund within the Ivy Funds). A $150 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account.

Shareholders purchasing through payroll deduction and salary deferral and/or employers making contributions to retirement accounts established with employer discretionary contributions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See Exchanges for Shares of Other Funds or Shares of Funds within the InvestEd Portfolios or the Ivy Funds.

For Class A and Class C shares, if your Fund account balance falls below $650 (on a per Fund basis) at the close of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment. For Class A and Class C shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active AIS and the Fund account was opened less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase or Defined Benefit Plan, or a payroll deduction plan (individual retirement account (IRA), Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) or 457 plan) and the Fund account was opened less than 12 months prior to the date of the assessment; or (iii) the Fund account is held on a third-party platform, except for accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

For Class Y shares, please check with your selling broker-dealer, plan administrator or third party recordkeeper for information about minimum investment requirements.

Reduced Sales Charges (Applicable to Class A shares only)

Lower sales charges on the purchase of Class A shares are available by:

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Rights of Accumulation: combining the value of additional purchases of shares of any of the Funds, the Ivy Funds and/or the InvestEd Portfolios with (i) the NAV of Class A, Class B, Class C or, for Ivy Funds, Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. If your shares are held in an account directly with Waddell & Reed Advisors Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or, for Ivy Funds, Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at 5% of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Waddell & Reed Advisors Funds, the Ivy Funds and/or the Invested Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or, for Ivy Funds, Class E shares in any other account that you may own, with your shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for (a) your respective IRAs or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or (b) your respective employee benefit plan accounts under Section 401(a) of the Code, including a 401(k) plan, may be grouped, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Cash Management or Ivy Government Money Market Fund are not eligible for either Rights of Accumulation or LOI privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.

Other Funds and InvestEd Portfolios

Reduced sales charges for larger purchases of Class A shares apply to purchases of the Class A shares of any of the Funds and the shares of the Ivy Funds or the InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A shares in any of the Funds and/or a purchase or holding of shares of the Ivy Funds or the InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Cash Management or Ivy Government Money Market Fund that were acquired by exchange of another Fund’s Class A shares or the Ivy Funds or the InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, also are taken into account. Additionally, Class B, Class C and, for Ivy Funds, Class E shares are taken into account.

Net Asset Value Purchases of Class A Shares

Class A shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. In addition, Class A shares of a Fund may be purchased at NAV by former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any employee benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which Waddell & Reed has entered into selling agreements may purchase Class A shares at NAV.

Class A shares may be purchased at NAV by sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV by participants in an employee benefit plan described in Section 401(a) (including a 401(k) plan) or Section 457(b) of the Code, where the plan has 100 or more eligible participants and the shares are held in individual plan participant accounts on the Fund’s records.

Shareholders investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.

Shareholders holding retirement plan accounts in, and shareholders investing through direct transfers from, the Waddell & Reed Advisors Retirement Plan, Resource Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB (Nationwide Retirement Plans), or in and from the Waddell & Reed Advisors Express Plan, Select Plan and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company (Securian Retirement Plans), may purchase Class A shares at NAV, provided that, for shareholders investing through direct transfers from a Nationwide Retirement Plan or Securian Retirement Plan, such retirement plan was assigned to Waddell & Reed as the broker-dealer of record for such retirement plan at the time of transfer.

Purchases of Class A shares by shareholders/participants (other than those whose shares are held in an omnibus account) reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

Participants in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm may purchase Class A shares at NAV, unless Waddell & Reed has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver.

Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

For Class A shares, a 1% CDSC is only imposed on Class A shares that were purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:

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Exchange of Class A shares of another Fund or shares of the InvestEd Portfolios and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, Class A shares of any fund within the Ivy Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

•

Reinvestment once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

•

Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Reasons for Differences in the Public Offering Price of Class A Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund’s Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI for the Class A shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Cash Management are subject to any sales charge applicable to the Fund being exchanged into, unless the Cash Management shares were previously acquired by an exchange from Class A shares of another Fund for which a sales charge was paid. Sales of Class A shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by Waddell & Reed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, any of the funds within Ivy Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, any of the funds within Ivy Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1.	a monthly, quarterly, semiannual or annual payment of $50 or more;

2.	a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3.	a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within 5 days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for Federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds or Shares of Funds within the InvestEd Portfolios or the Ivy Funds

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of a Fund or on shares of the InvestEd Portfolios and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, on Class A shares of any fund within the Ivy Funds (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another Fund or shares of the InvestEd Portfolios, and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, Class A shares of any fund within the Ivy Funds. Minimum initial investment and subsequent investment requirements apply to such exchanges.

You may exchange Class A shares you own in another Fund or shares of the InvestEd Portfolios and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, Class A shares of any fund within the Ivy Funds for Class A shares of a Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid.

Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Cash Management automatically exchanged each month into Class A shares of a Fund (or into Class C shares of a Fund in certain situations, as noted below), provided you already own Class A (or Class C, as applicable) shares of that Fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Exchanges of shares from Cash Management (“money market fund shares”) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

Class B Share Exchanges

You may exchange Class B shares of a Fund for Class B shares of other Funds and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, any fund within the Ivy Funds without charge.

The redemption of a Fund’s Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

Class C Share Exchanges

You may exchange Class C shares of a Fund for Class C shares of another Fund and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, any fund within the Ivy Funds without charge.

The redemption of a Fund’s Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Cash Management automatically exchanged each month into Class C shares of a Fund, provided you already own Class C shares of that fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Class Y Share Exchanges

Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund that offers Class Y shares and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, for Class I shares of any fund within the Ivy Funds that offers Class I shares or for Class A shares of Cash Management.

General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each Fund and funds within the InvestEd Portfolios and the Ivy Funds may be sold only within the United States, the Commonwealth of Puerto Rico, Guam (lvy Funds only), and the U.S. Virgin Islands.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.

An exchange is considered a taxable event, and may result in a capital gain or a capital loss, for Federal income tax purposes.

The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A or Class C shares to another share class within the same fund.

•

If you hold Class A or Class C shares and are eligible to purchase Class Y shares, as described in the section entitled Class Y shares in the Prospectus, you may be eligible to convert your Class A or Class C shares to Class Y shares of the same fund.

•	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same fund.

A conversion from Class A or Class C to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of Waddell & Reed to permit or reject such a conversion. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class Y shares of the same Fund. In addition, if you hold Class Y shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class Y shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class Y to Class A shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, Waddell & Reed offers Custodial Account Agreements or prototype documents for certain types of retirement plans that may involve investment in shares of the Funds. The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year prior to the year they turn age 70 1/2, up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2017, the Annual Dollar Limit is $5,500. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2017. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $196,000 for 2017, is not affected by his or her spouse’s active participant status.

An investor also may use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed.

Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per taxable year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59  1/2 (or certain other conditions apply).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other Qualified Plans.

Owner-Only Plans. An owner-only plan, which is available to self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships, and their spouses (who work for and receive wages from the business), is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under this type of plan can contribute up to 100% of his or her annual earned income, with a maximum of $54,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2017. This plan-type does not include 401(k) or Roth 401(k) options.

Exclusive(k)® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $54,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2017. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,000.

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)/TSAs — Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or other Code Section 501(c)(3) (that is, tax-exempt charitable or certain other organization), he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Coverdell Education Savings Accounts. Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose AGI does not exceed certain levels may contribute each taxable year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

More detailed information about these arrangements and applicable forms are available from Waddell & Reed. These tax-advantaged retirement and other savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of Waddell & Reed, employees of Waddell & Reed or of any of its affiliates, current and certain financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Abandoned Property

It is the responsibility of the shareholder to ensure that WISC maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to WISC. If WISC is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. WISC is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

Reinvestment Privilege

Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 calendar days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received (minimum investment amounts will apply). You can do this only once each calendar year as to Class A shares of a Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Subject to the following paragraph, each Fund also offers a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 calendar days after your redemption request was received. You can do this only once each calendar year as to Class B shares, once each calendar year as to Class C shares, and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall be determined based on the date of such reinvestment and shall be set to year seven in the CDSC table found in the Trusts’ Prospectus.

Mandatory Redemption of Certain Small Accounts

Each Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $650. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.

Additional Information on Check Writing for Cash Management and Government Securities Fund

Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to WISC. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact WISC for further information.

If you sell Class A shares of Government Securities Fund by check, you may realize a taxable gain or loss, since the NAV at which you purchased the shares may be different than the NAV at which you sell the shares.

Determination of Offering Price

The NAV of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A shares of the Funds are sold at their next determined NAV plus the sales charge, if any, described in the Prospectus. The sales charge is paid to Waddell & Reed, the Funds’ underwriter. The price makeup for each of the Waddell & Reed Advisors Equity Funds as of June 30, 2016, which is the date of the most recent balance sheet for the Equity Funds, which is incorporated into this SAI by reference, was as follows:

Accumulative Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.27
Add: selling commission (5.75% of offering price)	0.57

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.84

Asset Strategy Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.94
Add: selling commission (5.75% of offering price)	0.48

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$8.42

Continental Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.33
Add: selling commission (5.75% of offering price)	0.57

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.90

Core Investment Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$6.09
Add: selling commission (5.75% of offering price)	0.37

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$6.46

Dividend Opportunities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$15.03
Add: selling commission (5.75% of offering price)	0.92

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$15.95

Energy Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$12.55
Add: selling commission (5.75% of offering price)	0.77

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$13.32

Global Growth Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.84
Add: selling commission (5.75% of offering price)	0.66

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$11.50

New Concepts Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.36
Add: selling commission (5.75% of offering price)	0.57

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.93

Science and Technology Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$12.22
Add: selling commission (5.75% of offering price)	0.75

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$12.97

Small Cap Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$14.68
Add: selling commission (5.75% of offering price)	0.90

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$15.58

Tax-Managed Equity Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$16.67
Add: selling commission (5.75% of offering price)	1.02

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$17.69

Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$13.28
Add: selling commission (5.75% of offering price)	0.81

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$14.09

Vanguard Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.23
Add: selling commission (5.75% of offering price)	0.56

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$9.79

The price makeup for each of the Waddell & Reed Advisors Fixed Income and Money Market Funds (except Cash Management) as of September 30, 2016, which is the date of the most recent balance sheet for the Fixed Income and Money Market Funds, which is incorporated into this SAI by reference, was as follows:

Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$6.51
Add: selling commission (5.75% of offering price)	0.40

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$6.91

Global Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$3.68
Add: selling commission (5.75% of offering price)	0.22

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$3.90

Government Securities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$5.60
Add: selling commission (4.25% of offering price)	0.25

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$5.85

High Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$6.62
Add: selling commission (5.75% of offering price)	0.40

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$7.02

Municipal Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$7.69
Add: selling commission (4.25% of offering price)	0.34

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$8.03

Municipal High Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$4.96
Add: selling commission (4.25% of offering price)	0.22

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$5.18

The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class C share, Class Y share or certain Class A shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern Time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

Waddell & Reed need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share of a Fund are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 p.m. Eastern Time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV per share of a Fund (other than Cash Management) likely will change every business day, since typically the value of the assets and the number of shares outstanding change every business day. Cash Management is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

Valuation — General

The NAV and offering price per share of each Fund ordinarily are computed once on each day that the NYSE is open for trading. Listed securities generally are valued at their closing price, which is the last traded price on the principal securities exchange on which the security is traded. Certain foreign exchanges may continue to trade after the close of the NYSE; in such cases, prices for securities primarily traded on these exchanges will be taken at the close of the NYSE.

Stocks ordinarily are valued by the primary pricing service as set forth in the Funds’ Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services, a price will be sought from an exchange.

Bonds (including foreign bonds), convertible bonds, government securities and mortgage-backed securities ordinarily are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures, while municipal bonds are valued at the mean price. Loans also are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. In the event no pricing service price is available and no broker-dealer quote is available, or in the case where a price is available from a pricing service but deemed unreliable, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Listed options contracts and OTC options ordinarily are valued, as of the valuation time, at the mean of the bid and ask price as provided by the primary pricing service set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price for listed or OTC options is not available from any of the approved pricing services listed in the Valuation Procedures, a price is sought from a broker-dealer. In the event a price is not available from any approved pricing service or from a broker-dealer, the Valuation Committee will fair value the option pursuant to the Valuation Procedures.

Futures contracts will be valued at the settlement price as provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services listed in the Valuation Procedures, a price will be sought from an exchange.

Swaps, including but not limited to credit default swaps and interest rate swaps, are valued at the price provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. If a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. If a price is available from a pricing service but deemed unreliable based on variance checks conducted by WRIMCO’s Fund Accounting department, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Foreign currency exchange rates ordinarily are provided by the primary pricing service set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from any of the approved pricing services set forth in the Valuation Procedures, or in the event any foreign currency exchange rate is deemed inaccurate by the Valuation Committee, a bid and offer will be sought from one or more broker-dealers. The mean of the bid(s) and offer(s) will be used to calculate the applicable foreign currency exchange rate.

Precious metals will be valued at the last traded spot price for the appropriate metal by the primary pricing service immediately prior to the Valuation Time set forth in the Valuation Procedures. If a spot price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. A Fund that invests a portion of its assets in foreign securities also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuation.

The Funds have retained certain third-party pricing services (together, the Service) to assist in valuing foreign securities and other foreign investments (collectively, foreign securities) held in the Funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the foreign security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It also may affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy in the Prospectus.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

Municipal Bonds

The Board has approved the use of prices provided by an independent pricing service to value municipal bonds held by the Funds. In the event the independent pricing service does not provide a current price, a Fund may use another pricing service or a bid price will be sought from a broker-dealer. In the event multiple quotes are obtained, an average of the bid and ask quotes obtained from the broker-dealers is used to value the security.

Valuation — Cash Management and Money Market Instruments

Cash Management operates under Rule 2a-7, which permits it to value its portfolio securities on the basis of amortized cost, provided it meets certain conditions. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund’s shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund’s shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the Fund’s portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund’s NAV calculated by using available market quotations or an appropriate substitute that reflects current market conditions (market valuation) deviates from the per share value based on amortized cost.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market valuation and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or distributions from capital or net realized capital gains (if any), redemptions of shares in kind, establishing a NAV per share using available market quotations, or suspending redemption of Cash Management’s shares and liquidating the Fund.

TAXATION OF THE FUNDS

General

Each Fund is treated as a separate corporation for Federal tax purposes. Each Fund has qualified since its inception for treatment as a RIC (that is, a “regulated investment company” under the Code), and each intends to continue to qualify for that treatment so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus, in the case of each Municipal Fund, its net interest income excludable from gross income under Section 103(a) of the Code (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

(1) the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts, or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

(2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must consist of cash and cash items, Government securities, securities of other RICs, and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than Government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income.

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals, structured notes linked to precious metals, or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. (Also see Asset Strategy Fund — Investment in the Subsidiary below.) Each Fund that invests in such metals, notes, options or futures contracts intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

A Fund may invest in one or more wholly-owned foreign or domestic subsidiaries as special purpose entities to hold certain investments that, if held directly by the Fund, might not generate Qualifying Income. Any such domestic special purpose entity likely would be subject to Federal income tax, resulting in a reduced after-tax yield on the investment return of the assets held by it, as compared with a direct investment by a Fund in such assets. Moreover, income and gains generated by a Fund’s foreign wholly-owned subsidiary would be treated as constructively earned by the Fund each taxable year, thus resulting in the Fund’s having to make larger taxable distributions to its shareholders attributable to that income. See Asset Strategy Fund — Investment in the Subsidiary below.

Pursuant to provisions of the RIC Modernization Act of 2010 (Modernization Provisions), a Fund will be able to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

If any Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for Federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain and, for each Municipal Fund, distributions that otherwise would be “exempt-interest dividends” as described below, as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to Federal income tax at the rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually) — and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% Federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain “late-year ordinary losses” incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

Municipal Funds

A Municipal Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”). Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity thereof. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition; in lieu of such treatment, a Municipal Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Asset Strategy Fund — Investment in the Subsidiary

Asset Strategy Fund (referred to in this sub-section as the “Fund”) has invested, and may from time to time continue to invest, part of its assets (but not more than 25% of the value of its total assets as of the end of any quarter of its taxable year) in the Subsidiary, which is classified as a corporation for Federal tax purposes. A foreign corporation, such as the Subsidiary, generally is not subject to Federal income taxation except for income that is effectively connected with its conduct of a trade or business within the United States. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (Safe Harbor) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities, or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: trading, for its own account, in (1) stocks or securities (including contracts to buy or sell securities) and (2) commodities that are “of a kind customarily dealt in on an organized commodity exchange and if the transaction is of a kind customarily consummated at such place.” Thus, the Subsidiary’s commodities and securities trading activities, if any, should not constitute engaging in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains were attributable to investments in securities that constitute U.S. real property interests (which is not expected), then its activities may be considered to constitute engaging in a U.S. trade or business.

A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation is a “United States shareholder” for purposes of the controlled foreign corporation (CFC) provisions of the Code (commonly referred to as “subpart F”). A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by United States shareholders. Because the Fund owns all the stock in the Subsidiary, the Fund is a United States shareholder thereof and the Subsidiary is a CFC. As a United States shareholder, the Fund is required to include in its gross income for Federal income tax purposes for each taxable year the Subsidiary’s “subpart F income” (defined, in part, below) for the Subsidiary’s taxable year that ends with or within the Fund’s taxable year, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be subpart F income. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of securities, net gains from transactions (including futures, forward contracts, and similar transactions) in any commodities (with certain exceptions), certain foreign currency gains, receipts with respect to securities loans, and net payments received with respect to futures contracts. The Fund’s recognition of the Subsidiary’s subpart F income will increase the Fund’s tax basis in its stock in the Subsidiary by the amount of that included income. Distributions by the Subsidiary to the Fund will be tax-free to the extent of its previously undistributed subpart F income and, correspondingly, will reduce the Fund’s tax basis in the Subsidiary’s stock. Subpart F income generally is treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

As noted above, to continue to qualify as a RIC the Fund must derive at least 90% of its gross income each taxable year from certain specified sources, including “other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in … securities, or currencies” (Other Income). Although gains from the disposition of commodities are not considered Other Income, the IRS issued numerous private letter rulings (PLRs) between 2006 and July 2011 that a RIC’s inclusion of subpart F income from a wholly-owned foreign subsidiary (such as the Subsidiary) is Other Income. (A PLR may be cited as precedent, however, only by the taxpayer(s) to whom it is issued.) In July 2011, the IRS suspended the issuance of further PLRs to RICs seeking commodities exposure through the use of foreign wholly-owned subsidiaries (and structured notes). The Fund nevertheless has received an opinion of counsel, which is not binding on the IRS or the courts, that income the Fund receives from the Subsidiary should constitute Other Income.

There can be no assurance that there will not be changes in Federal tax or other law that might adversely affect the Fund’s investment in the Subsidiary. Indeed, in September 2016, the Treasury and the IRS proposed regulations that would treat a RIC’s subpart F inclusion from a wholly-owned subsidiary (such as the Subsidiary) as qualifying income only to the extent the RIC receives a distribution out of the subsidiary’s earnings and profits for the taxable year attributable to the inclusion, which is the practice the Subsidiary and the Fund follow. If those regulations are finalized as proposed, and the Subsidiary failed to make distributions that satisfy the statutory requirements, such that the Fund’s income from the Subsidiary would not be Other Income, the Fund could be unable to qualify as a RIC for one or more taxable years. If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure pursuant to the Modernization Provisions, it would incur potentially significant additional Federal income tax expense. If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to Federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from earnings and profits would be taxable to them as dividends.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Certain Funds may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “mark-to-market” election.

If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (for example, swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will be Qualifying Income.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts, and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) – but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement – in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any net mark-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.

Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts, and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain “wash sale” rules, which apply to any transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

If a Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward currency contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (that is, at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

Income from REITs

Certain Funds may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the Treasury and the IRS issued a notice in 2006 (Notice) announcing that, pending the issuance of further guidance, the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (that is, governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (UBTI)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest Federal income tax rate imposed on corporations) on the excess inclusion income allocated to its disqualified organization shareholders, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including Qualified Plans, IRAs and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record shareholders that are” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. No Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Income from OID Securities

Certain Funds may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax and (2) substantially all of the sum of that income plus its net tax-exempt income (including any tax-exempt OID) to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Shareholder Tax Considerations

Dividends a Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the Federal income tax rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the AMT.

Distributions to you of a Fund’s net capital gain (net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs, and other tax-exempt investors will be subject to Federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. A Fund will calculate the shareholder’s cost basis using its default method, unless the shareholder instructs the Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations — which may occur for one or more Funds, including the Global Growth Fund and one or more of the Specialty Funds listed on the cover page of the Prospectus — the Fund will be eligible to, and may (as it may have in previous taxable years), file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for Federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its Federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a Federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” paid by a Fund to foreign shareholders (with certain exceptions) and reported by it in writing to its shareholders, are exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends a Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares a Fund pays after December 31, 2018. As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Municipal Fund Shareholders

Dividends paid by a Municipal Fund will qualify as exempt-interest dividends, and thus will be excludable from its shareholders’ gross income for Federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code. Each Municipal Fund intends to continue to satisfy this requirement. The aggregate dividends paid by a Municipal Fund and excludable from all its shareholders’ gross income for a taxable year may not exceed the Fund’s net tax-exempt income for the year. Each Municipal Fund uses the average annual method to determine the exempt-interest portion of each distribution, and the percentage of income identified as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. The treatment of dividends from a Municipal Fund under state and local income tax laws may differ from the treatment thereof under the Code.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry Municipal Fund shares is not deductible for Federal income tax purposes.

Entities or other persons who are “substantial users” (or persons related to substantial users) of facilities financed by PABs should consult their tax advisors before purchasing Municipal Fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose modified AGI (including income from tax-exempt sources such as a Municipal Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Municipal Fund still will be tax-exempt to the extent described above; they will only be included in the calculation of whether a recipient’s income exceeds the established amounts.

If a Municipal Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds above, the portion of any Municipal Fund dividends attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as exempt-interest dividends. Moreover, if a Municipal Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax advisor concerning its investment in Municipal Fund shares.

If Municipal Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any balance of the loss that is not disallowed will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Code imposes an AMT on corporations (other than certain small corporations), individuals, trusts, and estates. Interest on certain PABs is included as an item of tax preference (Tax Preference Item) in determining the amount of a taxpayer’s Federal alternative minimum taxable income (AMTI), although that interest remains fully tax-exempt for regular Federal income tax purposes. To the extent that a Fund receives income from municipal securities that is a Tax Preference Item, a portion of the dividends paid by the Fund, although otherwise exempt from Federal income tax, would be taxable to its shareholders whose tax liability is determined under the AMT. Each Municipal Fund will annually provide a report indicating the percentage of its income that is a Tax Preference Item.

In addition, for certain corporations, AMTI is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings” (ACE)) and the amount otherwise determined to be the AMTI. Interest on all municipal securities, including non-PABs, and therefore a distribution by a Municipal Fund that would otherwise be fully tax-exempt, is included in calculating a corporation’s ACE.

The American Recovery and Reinvestment Act of 2009 provides that bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs — and the interest thereon thus will not be a Tax Preference Item — and the interest on those bonds will not be included in a corporate taxpayer’s ACE.

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The foregoing is an abbreviated summary of certain Federal income tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisors for more detailed information and for information regarding other Federal tax considerations and any state, local, or foreign taxes that may apply to them.

UNDERWRITER

Waddell & Reed, located at 6300 Lamar Avenue, Overland Park, KS, acts as principal underwriter and distributor of the Funds’ shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Trust (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for Class A shares for each of the Equity Funds during the past three fiscal years were:

	June 30, 2016	June 30, 2015	June 30, 2014
Class A
Accumulative Fund	$763,359	$598,205	$408,300
Asset Strategy Fund	2,064,751	3,216,258	4,117,159
Continental Income Fund	1,186,506	1,378,035	1,298,163
Core Investment Fund	2,421,612	2,946,033	2,769,890
Dividend Opportunities Fund	271,134	389,131	411,568
Energy Fund	337,070	427,587	287,610
Global Growth Fund	261,348	225,654	215,383
New Concepts Fund	985,983	1,147,028	1,256,207
Science and Technology Fund	2,590,339	2,733,121	2,822,887
Small Cap Fund	581,157	604,230	740,610
Tax-Managed Equity Fund	286,892	224,486	175,073
Value Fund	216,200	407,878	434,170
Vanguard Fund	879,269	658,135	540,445

The dollar amounts of underwriting commissions for Class B shares for each of the Equity Funds during the past three fiscal years were:

	June 30, 2016	June 30, 2015	June 30, 2014
Class B
Accumulative Fund	$1,049	$2,431	$3,107
Asset Strategy Fund	10,572	21,661	34,964
Continental Income Fund	3,457	2,166	1,985
Core Investment Fund	3,545	8,224	10,251
Dividend Opportunities Fund	2,190	1,527	2,739
Energy Fund	590	950	1,507
Global Growth Fund	319	1,111	892
New Concepts Fund	1,674	3,630	5,940
Science and Technology Fund	5,350	7,213	10,657
Small Cap Fund	1,709	3,006	4,968
Tax-Managed Equity Fund	435	17	267
Value Fund	1,050	2,037	2,575
Vanguard Fund	1,146	3,437	3,663

The dollar amounts of underwriting commissions for Class C shares for each of the Equity Funds during the past three fiscal years were:

	June 30, 2016	June 30, 2015	June 30, 2014
Class C
Accumulative Fund	$1,152	$521	$275
Asset Strategy Fund	4,053	5,927	5,263
Continental Income Fund	1,733	2,388	2,003
Core Investment Fund	2,224	3,910	3,467
Dividend Opportunities Fund	500	407	980
Energy Fund	432	846	209
Global Growth Fund	151	89	64
New Concepts Fund	594	859	578
Science and Technology Fund	2,218	3,298	4,273
Small Cap Fund	460	496	535
Tax-Managed Equity Fund	997	266	207
Value Fund	322	1,198	517
Vanguard Fund	484	389	421

The amounts retained by Waddell & Reed for each of the Equity Funds during the past three fiscal years were:

	June 30, 2016	June 30, 2015	June 30, 2014
Accumulative Fund	$260,077	$224,933	$174,078
Asset Strategy Fund	779,228	1,189,934	1,625,796
Continental Income Fund	380,944	448,993	441,749
Core Investment Fund	900,641	1,091,444	1,103,424
Dividend Opportunities Fund	95,174	132,556	158,434
Energy Fund	108,370	133,812	106,516
Global Growth Fund	97,830	91,415	94,304
New Concepts Fund	352,719	410,402	468,240
Science and Technology Fund	934,683	991,167	1,103,970
Small Cap Fund	200,824	218,217	273,271
Tax-Managed Equity Fund	74,311	52,548	53,710
Value Fund	69,824	132,219	153,921
Vanguard Fund	304,200	244,188	230,951

The dollar amounts of underwriting commissions for Class A shares for each of the Fixed Income and Money Market Funds during the past three fiscal years were:

	September 30, 2016	September 30, 2015	September 30, 2014
Class A
Bond Fund	$580,507	$543,957	$491,800
Cash Management*	972,826	2,493,873	2,711,167
Global Bond Fund	131,484	248,539	388,546
Government Securities Fund	109,147	93,029	83,198
High Income Fund	1,182,107	1,449,432	2,504,966
Municipal Bond Fund	382,627	350,831	284,759
Municipal High Income Fund	597,766	709,592	564,005

The dollar amounts of underwriting commissions for Class B shares for each of the Fixed Income and Money Market Funds during the past three fiscal years were:

	September 30, 2016	September 30, 2015	September 30, 2014
Class B
Bond Fund	$1,601	$2,983	$5,545
Cash Management	617	1,186	1,979
Global Bond Fund	1,285	1,528	1,839
Government Securities Fund	484	1,428	1,819
High Income Fund	3,261	3,471	5,205
Municipal Bond Fund	600	589	1,029
Municipal High Income Fund	2,362	508	831

The dollar amounts of underwriting commissions for Class C shares for each of the Fixed Income and Money Market Funds during the past three fiscal years were:

	September 30, 2016	September 30, 2015	September 30, 2014
Class C
Bond Fund	$684	$842	$1,532
Cash Management	1,283	289	4,127
Global Bond Fund	391	781	1,321
Government Securities Fund	346	203	517
High Income Fund	5,751	11,774	12,212
Municipal Bond Fund	3,668	5,018	2,466
Municipal High Income Fund	2,630	7,000	3,253

The amounts retained by Waddell & Reed for each of the Fixed Income and Money Market Funds during the past three fiscal years were:

	September 30, 2016	September 30, 2015	September 30, 2014
Bond Fund	$184,901	$183,044	$173,481
Cash Management	—	—	—
Global Bond Fund	37,808	75,053	105,133
Government Securities Fund	28,498	27,782	28,157
High Income Fund	371,517	448,875	781,978
Municipal Bond Fund	25,235	83,428	31,452
Municipal High Income Fund	73,249	79,904	85,100

*	Class A shares of Cash Management do not assess either an initial sales load or a CDSC; the commissions noted are a result of a CDSC assessed on a redemption of Class A shares of Cash Management which were acquired via an exchange for Class A shares of a non-money market fund on which an initial sales load was not paid at the time of purchase on an investment of $1 million or more and the shareholder has redeemed the shares from Cash Management within 12 months of that initial purchase.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements and Financial Highlights, including notes thereto, and the reports of the Funds’ Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for the periods listed below, are incorporated herein by reference. They are contained in the Funds’ Annual Reports to Shareholders which are available upon request. The most current Annual Shareholder Report for each of the Equity Funds is the Annual Report to Shareholders dated June 30, 2016 and for the Fixed Income and Money Market Funds, the Annual Report to Shareholders dated September 30, 2016.

APPENDIX A

The following are descriptions of some of the ratings of securities in which a Fund may invest. WRIMCO also may use ratings provided by other NRSROs in determining the eligibility of securities for the Funds.

Description of Bond Ratings

Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations likely will have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions likely will impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues often are in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Note Ratings

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less likely will receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

1. Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

2. Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s. Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term debt. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term debt. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Description of Short-Term Credit Ratings

Fitch Ratings — National Short-term Credit Ratings:

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx) — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) — Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

WRASAI (01-17)